Exhibit 10.1

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AMENDED AND RESTATED COLLABORATION AGREEMENT

This AMENDED AND RESTATED COLLABORATION AGREEMENT (the “Agreement”), effective as of December 22, 2003, as amended and restated as of October 18, 2006 (the “Amendment Effective Date”), is made by and between Acumen Pharmaceuticals Inc., a Delaware corporation, having a principal place of business at 385 Oyster Point Blvd, Suite 9A, South San Francisco, CA 94080 (“Acumen”), and Merck & Co., Inc., a New Jersey corporation, having a principal place of business at One Merck Drive, Whitehouse Station, NJ 08889-0100 (“Merck”). Acumen and Merck are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

BACKGROUND

A. Acumen possesses certain technology related to amyloid beta-derived diffusible ligands and the uses thereof;

B. Merck is a leader in the research and development of pharmaceutical products;

C. Acumen and Merck wish to collaborate to research, discover, and develop Products in the Therapeutic Field (as those terms are defined below); and

D. Merck wishes to acquire an exclusive license to develop and commercialize Products resulting from the collaboration, as well as certain other rights to the results of the collaboration, and Acumen wishes to grant to Merck such license, all on the terms and conditions set forth herein below.

E. Effective December 22, 2003 (the “Effective Date”), Acumen and Merck entered into the “Collaboration Agreement” (the “Collaboration Agreement”) to achieve these goals; and

F. Acumen and Merck previously amended Section 6.1 of the Collaboration Agreement effective May 20, 2004, and wish to incorporate that amendment in this Agreement; and

G. Acumen and Merck desire to further amend the Collaboration Agreement to provide Merck with an exclusive license under Acumen Diagnostic IP, and to make changes to the prosecution and maintenance of the Acumen Patent Rights;

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

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ARTICLE 1

DEFINITIONS

As used herein, the following terms, whether in the singular or plural, will have the meanings set forth below when capitalized in this Agreement:

1.1 “Act” shall mean, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time.

1.2 “Acumen Diagnostic IP” shall mean all Acumen Diagnostic Know-How and Acumen Diagnostic Patent Rights. .

1.2.1 “Acumen Diagnostic Know-How” shall mean Know-How that is Controlled by Acumen or its Controlled Affiliates as of the Effective Date, or thereafter during the Research Term, and that is necessary or useful to research, discover, develop, make, have made, use, import, sell or offer to sell Diagnostic Products in the Diagnostic Field in the Territory.

1.2.2 “Acumen Diagnostic Patent Rights” shall mean, subject to Section 9.2.2(b), Patent Rights that are Controlled by Acumen or its Controlled Affiliates as of the Effective Date, or during the Term, and are necessary or useful to research, discover, develop, make, have made, use, import, sell or offer to sell Diagnostic Products in the Diagnostic Field in the Territory.

1.3 “Acumen-Owned ADDL Antibodies” shall mean ADDL Antibodies created by or on behalf of Acumen, or licensed to Acumen pursuant to the Northwestern License or the USC License.

1.4 “Acumen Technology” shall mean, collectively, the Acumen Patent Rights and Acumen Know-How.

1.4.1 “Acumen Patent Rights” shall mean, subject to Section 9.2.2(b), Patent Rights that (i) are Controlled by Acumen or its Controlled Affiliates as of the Effective Date and are necessary or useful to perform the Research Program, or to research, discover, develop, make, have made, use, import, sell and offer to sell Products within the Therapeutic Field and Territory, including but not limited to the Patent Rights licensed to Acumen pursuant to the Northwestern License and the USC License, and the Patent Rights listed in Exhibit 1.3; or (ii) claim an Invention that was invented or created by or on behalf of Acumen during the Research Term in its performance of the Research Program; or (iii) are Controlled by Acumen or its Controlled Affiliates during the Term and claim the composition or use of an ADDL Antigen or an ADDL Antibody.

1.4.2 “Acumen Know-How” shall mean the Know-How Controlled by Acumen or its Controlled Affiliates as of the Effective Date, or thereafter during the Research Term, that (i) was invented or created by or on behalf of Acumen in its performance of the Research Program; or (ii) is necessary or useful to perform the Research Program or to research, discover, develop, make, have made, use, offer for sale, import or sell ADDL Antibodies or Products, or (upon exercise of the Vaccine Option) ADDL Antigens, within the Therapeutic Field and Territory.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.5 “ADDL Antibody” shall mean [***].

1.6 “ADDL Antigen” shall mean [***].

1.7 “ADDL Surrogate” shall mean [***].

1.8 “ADDL” or “Amyloid Beta-Derived Diffusible Ligand” shall mean [***].

1.9 “ADDL-Related Condition” shall mean any human medical condition, state or indication that is caused by ADDLs or for which ADDL is a contributing factor, such as without limitation, Alzheimer’s disease, Down’s Syndrome, and Mild Cognitive Impairment.

1.10 “Affiliate” shall mean (i) any corporation or business entity of which fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the equity, voting stock, or of the ownership interests representing the general partnership interest, are owned, directly or indirectly, by Merck or Acumen, but only so long as such ownership exists; or (ii) any corporation or business entity which, directly or indirectly, owns fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the equity, voting stock, or of the ownership interests representing, if applicable, the general partnership interest, of Merck or Acumen, but only so long as such ownership exists; or (iii) any corporation or business entity of which fifty percent (50%) (or the maximum ownership interest permitted by law) or more of equity, voting stock, or of the ownership interests representing the general partnership interest, are owned, directly or indirectly, by a corporation or business entity described in (ii), but only so long as such ownership exists. A “Controlled Affiliate” shall mean a corporation or business entity of which greater than fifty percent (50%) of the equity, voting stock, or of the ownership interests representing the general partnership interest, are owned, directly or indirectly, by Merck or Acumen, but only so long as such ownership exists.

1.11 “Antibody Product” shall mean a pharmaceutical preparation that contains one or more ADDL Antibodies for application in the Therapeutic Field and is (i) for administration to human patients in a Clinical Trial, or (ii) for sale by prescription, over the counter, or any other method. Notwithstanding the foregoing, a pharmaceutical preparation shall not be considered an Antibody Product if it is a Vaccine Product, is intended for use in the Diagnostic Field, or it contains a Small Molecule.

1.12 “Antibody” shall mean (i) an immunoglobulin protein or similar immune-derived, antigen-binding protein, (ii) a fragment of such immunoglobulin protein or similar immune-derived, antigen-binding protein (e.g., Fab fusion proteins), or (iii) an immune-derived antigen-binding fusion protein (e.g., Fc fusion protein) or other modified protein construct, which in each case has an antigen-binding region that has specific binding affinity for the antigen to which the same is directed. For clarity, the antigen-binding region of any such protein may be obtained by (A) conventional immunization of animals with the particular antigen of interest and/or one or more other antigens able to cross react with such particular antigen, (B) lymphocyte cultures with the particular antigen of interest and/or one or more other antigens able to cross react with such particular antigen, (C) affinity selection from libraries of variable or hypervariable domains with the particular antigen of interest and/or one or more other antigens able to cross react with such particular antigen, or (D) genetic engineering of such proteins derived pursuant to (A), (B) or (C).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.13 “Biological” shall mean: (i) an Antibody; and/or (ii) any other peptide, peptide that is genetically or chemically fused to a stabilizing protein, peptide aptamer, protein, protein-construct, fusion protein, including without limitation purified protein, lipoprotein, glycoprotein, and/or nucleotide aptamer consisting of either modified or unmodified DNA or RNA sequences, including without limitation single-stranded or double-stranded or a combination of both.

1.14 “Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.15 “Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.16 “Change of Control” shall mean, with respect to a Party, any transaction or series of related transactions that constitute: (i) the sale of all or substantially all of such Party’s business or assets to an acquiring entity; (ii) any merger, consolidation, share exchange, recapitalization, business combination or other transaction to which such Party is subject resulting in the exchange of the outstanding shares of such Party for securities or consideration issued, or caused to be issued, by the acquiring entity; or (iii) an acquiring entity having obtaining beneficial ownership of fifty percent (50%) or more of the outstanding voting securities of such Party; unless in any of cases (i), (ii) or (iii) the stockholders of such Party as of the date prior to the closing date of such transaction or series of related transactions hold more than fifty percent (50%) of the voting securities in the surviving entity in such transaction or its parent outstanding immediately after the closing of such transaction or series of transactions.

1.17 “Clinical Trial” shall mean (i) any clinical trial involving the administration of a Product to a human subject for the purpose of evaluating the safety, efficacy, performance or other characteristic of such Product, including a Phase I Trial, Phase II Trial, and/or Phase III Trial; or (ii) commencement of GLP trials directed to obtaining data sufficient for filing under Section 510(k) of the Food, Drug and Cosmetics Act for the Regulatory Authority approval for a Diagnostic Product.

1.18 “Combination Product” shall mean (i) an Antibody Product that contains at least one therapeutically active ingredient other than an ADDL Antibody; or (ii) a Vaccine Product that contains at least one therapeutically active ingredient and/or at least one antigen other than an ADDL Antigen.

1.19 “Controlled” shall mean, with respect to particular Patent Rights or Know-How, possession of the power and authority to grant or authorize a license or sublicense of, or within, the scope provided for herein with respect to such Patent Rights or Know-How, without violating the agreement or arrangement with a Third Party under which such Patent Rights or Know-How was first acquired or created by the Party granting or authorizing the license or sublicense.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.20 “Derivative Patents” shall mean Patent Rights Controlled by Merck or its Controlled Affiliates that (i) claim an Invention that was invented or created by or on behalf of Merck (A) during the Research Term in researching or developing ADDL Antibodies, ADDL Antigens and/or Product or (B) otherwise at any time using Confidential Information obtained by Merck or its Controlled Affiliates from Acumen; and (ii) are reasonably necessary to develop or commercialize a product that does not contain an ADDL Antibody or ADDL Antigen and is intended for the Treatment of an ADDL-Related Condition. For purposes of this Section 1.19, a Patent Rights shall be considered “reasonably necessary” if at any time there is no reasonably practical alternative to practicing the Patent Rights under the circumstances, considering both commercial and technical factors.

1.21 “Diagnostic Field” shall mean the identification, diagnosis or prognosis of any ADDL-Related Condition including, without limitation, (i) quantification of ADDLs; (ii) identification of a predisposition for an ADDL-Related Condition; (iii) diagnosis, detection or confirmation of the presence or absence of an ADDL-Related Condition; (iv) therapeutic or dosage selection, prediction or monitoring of therapeutic response, effectiveness or safety (including determination of predisposition for adverse reactions to particular therapeutics or dosages), or (v) stratification or selection of individuals for treatments directed at ADDL-Related Conditions, in each case whether by determination of an individual’s genetic makeup or otherwise. It is understood that no portion of the Therapeutic Field shall be considered to be included in the Diagnostic Field.

1.22 “Diagnostic IP” shall mean, with respect to Acumen, the Acumen Diagnostic IP and, with respect to Merck, the Merck Diagnostic IP.

1.23 “Diagnostic Product” shall mean any product, kit or other application for use in the Diagnostic Field and which is covered by, claimed in, or makes use of (i) the Acumen Diagnostic IP; (ii) the Joint Inventions in the Diagnostic Field; or (iii) the Merck Diagnostic IP.

1.24 “Diagnostic Received Revenue” shall mean revenue received by Merck or its Affiliates for Diagnostic Products other than Net Sales by Merck, its Affiliates or Sublicensees.

1.25 “Filing” shall mean, with respect to an MAA submitted to a Regulatory Authority, that such Regulatory Authority has accepted such MAA for substantive review.

1.26 “First Commercial Sale” shall mean, with respect to any Product, the first bona fide commercial sale of such Product in any country by or under authority of any of Merck, its Affiliates, or Sublicensees.

1.27 “Full Time Equivalent” or “FTE” shall mean the equivalent of a full-time scientist’s work time over a twelve-month period (including normal vacations, sick days and holidays) on or directly related to the Research Program. The portion of an FTE year devoted by a scientist to the Research Program shall be determined by dividing the number of hours during any Calendar Year devoted by such scientist to the Research Program by the total number of working hours during such Calendar Year.

1.28 “GLP” or “Good Laboratory Practice” shall mean the applicable then-current standards for laboratory activities for pharmaceuticals, as set forth in the Act and regulations or guidance documents promulgated thereunder, as amended from time to time, together with similar standards of good laboratory practice as are required by any Regulatory Authority in the Territory.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.29 “Invention” shall mean any process, method, composition of matter, article of manufacture, discovery, or finding, as defined pursuant to United States patent law.

1.30 “Joint Invention” shall mean an Invention invented or created jointly by employees and/or agents of Acumen and employees and/or agents of Merck during the Research Term.

1.31 “Joint Patent Rights” shall mean those Patent Rights to the extent claiming a Joint Invention.

1.32 “Know-How” shall mean all data, Inventions, discoveries, findings, methods, information, processes, techniques and technology (whether or not patentable), including, but not limited to, formulae, materials, including biological materials, practices, methods, knowledge, know-how, processes, experience, test data (including pharmacological, toxicological and clinical information and test data, and related reports, statistical analyses, expert opinions and the like), analytical and quality control data, marketing, which in all cases are not generally known, and the trade secret rights to the foregoing. As used herein, Know-How shall not include Patent Rights.

1.33 “MAA” or “Marketing Authorization Application” shall mean, with respect to a particular Product and jurisdiction, a marketing authorization application (including or comparable to a Biologics License Application (BLA) in the United States as defined under the Act and regulations or guidance documents promulgated thereunder) filed with the requisite Regulatory Authorities in such jurisdiction, and applying for approval to market and/or commercialize such Product in such jurisdiction for the Therapeutic Field.

1.34 “Major Market” shall mean any one of the following countries: [***].

1.35 “Major Pharma Change of Control” shall mean a Change of Control in which a Major Pharma Entity obtains control of Acumen by acquiring Acumen’s assets or voting equity securities (by asset purchase, merger, consolidation, reorganization or otherwise).

1.36 “Major Pharma Entity” shall mean any health care company, or group of health care companies acting in concert to effect a Change of Control of Acumen, for whom the worldwide sales of pharmaceutical products (collectively in the case of such a group of companies) in the Calendar Year that preceded the Change of Control is in excess of [***], as reported by such entity or group or as reported by IMS America Ltd. of Plymouth Meeting, Pennsylvania (“IMS”) or any successor to IMS.

1.37 “Marketing Authorization” shall mean all approvals, including licenses, registrations and authorizations, of all governmental agencies in a jurisdiction necessary for the development, manufacture, use or sale of a Product in the applicable jurisdiction, including any pricing or reimbursement approval necessary to sell Product in the applicable jurisdiction.

1.38 “Merck Diagnostic IP” shall mean all Merck Diagnostic Patent Rights and Merck Diagnostic Know-How.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.38.1 “Merck Diagnostic Know-How” shall mean, Know-How that is developed by or on behalf of Merck or its Controlled Affiliates during the Research Term in its performance of the Research Program, and are reasonably necessary to research, discover, develop, make, have made, use, import, sell or offer to sell Diagnostic Products. For the purpose of this Section 1.38.1, Know-How shall be considered “reasonably necessary” if at any time there is no reasonably practical alternative to practicing the Know-How under the circumstances, considering both commercial and technical factors.

1.38.2 “Merck Diagnostic Patent Rights” shall mean the Patent Rights owned by, or exclusively licensed by a Third Party or an Affiliate of Merck, to Merck or its Controlled Affiliates during the Term that claim an Invention that (i) was invented or created by or on behalf of Merck or its Controlled Affiliates during the Research Term in its performance of the Research Program in the Diagnostic Field and (ii) claim the composition or use of an ADDL Antigen, an ADDL Antibody, an Antibody Product, or a Vaccine Product.

1.39 “Merck Patent Rights” shall mean the Patent Rights owned by, or exclusively licensed by a Third Party or an Affiliate of Merck, to Merck or its Controlled Affiliates during the Term that (i) claim an Invention that was invented or created by or on behalf of Merck during the Research Term in its performance of the Research Program and (ii) claim the composition or use of an ADDL Antigen, an ADDL Antibody, an Antibody Product, or a Vaccine Product.

1.40 “Net Sales” shall mean the total amount invoiced for Products sold by Merck, its Affiliate, or Sublicensee to Third Parties, less reasonable and customary deductions for the following [***]

[***]

With respect to the sales in a Calendar Quarter of Combination Products that are Antibody Products, [***]

Net Sales for Combination Products that are Vaccine Products [***]

1.41 “Northwestern License” shall mean the certain license agreement entered into between Northwestern University and Acumen as of March 6, 2000, as amended prior to the Amendment Effective Date; a copy of which is attached to this Agreement as Exhibit 1.40.

1.42 “Patent Rights” shall mean any and all rights under any of the following, whether existing now or in the future: (i) a domestic, international or foreign patent, utility model, design registration, certificate of invention, patent of addition or substitution, or other governmental grant for the protection of inventions or industrial designs anywhere in the world, including any reissue, renewal, re-examination or extension thereof; and (ii) any application for any of the foregoing, including any international, provisional, divisional, continuation, continuation-in-part, or continued prosecution application.

1.43 “Phase I Trial” shall mean any human clinical trial, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as required under 21 CFR 312.21(a), as such regulation may be subsequently modified, or similar clinical study in a country other than the United States, and for which there are no primary endpoints relating to efficacy in the protocol.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.44 “Phase II Trial” shall mean any human clinical trial which provides for clinical studies conducted on a limited number of patients for the purpose of preliminary evaluation of clinical efficacy and safety, and/or to obtain an indication of the dosage regimen required as required under 21 CFR 312.21(b), as such regulation may be subsequently modified, or similar clinical study in a country other than the United States.

1.45 “Phase III Trial” shall mean any human clinical trial, the principal purpose of which is to establish safety and efficacy in patients with the disease being studied as required under 21 CFR 312.21(c), as such regulation may be subsequently modified, or similar clinical study in a country other than the United States. Phase III Trial shall also include a human clinical trial that has been designated by Merck as a pivotal trial whether or not such trial is a traditional ‘Phase III’ clinical trial, as shown in communications with the FDA (or other Regulatory Authority) or meeting minutes of discussions with the FDA (or other Regulatory Authority) (such as a trial which Merck has designated to the FDA as a Phase II/III trial, a trial for which the protocol has been designated as a Phase II/III protocol, or a trial that Merck has otherwise indicated to the FDA (or other Regulatory Authority) it intends to use for purposes of Phase III).

1.46 “Pre-Clinical Candidate” shall mean a preparation containing an ADDL Antibody or ADDL Antigen for which Merck has commenced dosing of the first animal in a study under conditions meeting Good Laboratory Practices, where such study is intended to support an IND filing.

1.47 “Principal Scientist” shall mean [***]

1.48 “Product” shall mean (i) an Antibody Product, (ii) a Diagnostic Product, and (iii) upon exercise by Merck of the Vaccine Option in accordance with Section 5.3, a Vaccine Product. For purposes of this Agreement, each Antibody Product which contains a different ADDL Antibody, each Diagnostic Product which contains a different ADDL Antibody, and each Vaccine Product which contains a different ADDL Antigen, shall be deemed a different Product.

1.49 “Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the development, manufacture, use or sale (including approval of Marketing Authorizations) with respect to any Product in any jurisdiction, including the United States Food and Drug Administration, European Medicines Evaluation Agency, the Ministry of Health, Labor and Welfare in Japan.

1.50 “Research Plan” shall mean the written plan for the Research Program, including Acumen’s budget for performing its activities under the Research Program, as may be approved, modified or amended from time to time in accordance with this Agreement.

1.51 “Research Program” shall mean those activities with respect to ADDL’s, ADDL Antibodies and Products undertaken by the Parties pursuant to Article 3 during the Research Term and as generally described in Section 3.1.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.52 “Retained Antibody Field” shall mean the conduct of research and/or development of Small Molecule Products and (upon expiration of the Option Period under Section 5.3.2) the conduct of research and/or development of Vaccine Products. For avoidance of doubt, the Retained Antibody Field shall include without limitation the right to use Acumen-Owned ADDL Antibodies in the course of conducting such research and/or development of Small Molecule Products and, if applicable, Vaccine Products, for the purposes of (i) quantification of ADDLs; or (ii) stratification or selection of individuals for clinical trials, therapeutic or dosage selection, prediction or monitoring of therapeutic response, or effectiveness or safety of Small Molecule Products and, if applicable, Vaccine Products (including determination of predisposition for adverse reactions to particular therapeutics or dosages).

1.53 “Small Molecule” shall mean (i) a molecule that has a molecular weight less than or equal to 1500 daltons, or (ii) a conjugation of such a molecule if such molecule having a molecular weight of 1500 daltons or less, absent such a conjugation, would be therapeutically active in the Treatment of ADDL-Related Conditions.

1.54 “Small Molecule Products” shall mean a pharmaceutical product in the Therapeutic Field comprising a Small Molecule.

1.55 “Sublicensee” shall mean, with respect to a particular Product, a Third Party to whom Merck has granted the right to make and/or sell such Product, but shall not include Third Party distributors except as set forth below. [***] For purposes of this Agreement, the grant of the foregoing rights shall be deemed a “sublicense.”

1.56 “Territory” shall mean all of the countries of the world, and their territories and possessions.

1.57 “Therapeutic Field” shall mean Treatment of any and all human medical conditions or indications, including without limitation ADDL-Related Conditions. It is understood that no portion of the Diagnostic Field shall be considered to be included in the Therapeutic Field.

1.58 “Third Party” shall mean any person or entity other than Acumen, Merck, and their respective Affiliates.

1.59 “Treatment” shall mean, with respect to a particular medical condition or indication, the cure, reduction, mitigation, prevention, or slowing or halting the progress of such medical condition or indication or of the symptoms thereof.

1.60 “USC License” shall mean that certain license agreement entered into between the University of Southern California and Acumen effective as of December 28, 1999, as amended prior to the Amendment Effective Date; a copy of which is attached to this Agreement as Exhibit 1.57.

1.61 “Vaccine Product” shall mean a pharmaceutical preparation that produces a cellular and/or humoral immune response in a human using one or more ADDL Antigens and is (i) for administration to human patients in Clinical Trials, or (ii) for sale by prescription, over the counter, or any other method. Notwithstanding the above, a pharmaceutical preparation shall not be considered a Vaccine Product if it is intended for use in the Diagnostic Field or it contains a Small Molecule.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.62 “Valid Patent Claim” shall mean a [***]

1.63 Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section	Definition	Section
Active Program	8.1	Joint Research Committee or JRC	2.2.1
Acumen Diagnostic Patents	9.2.3	Late Development Milestone	6.4.2
Acumen FTE’s	2.2.4	Liabilities	12.1
Acumen Indemnitees	12.1	Licensed Party	5.4.3
Antibody Patent	6.7.2	Licensing Party	5.4.3
Bankruptcy Code	15.15	Merck Diagnostic Patents	9.2.3
Confidential Information	10.1	Merck Indemnitees	12.2
Controlling Party	9.3.2	Necessary Patent	6.7.2
Cooperating Party	9.3.2	Option Period	5.3.2
Development Advisory Committee or DAC	4.2.1	Outside Date	8.2.1
Early Development Milestone	6.4.2	Period	6.7.5
Excluded Claim	14.1.6	Project Leader	2.1
Exercise Date	5.3.3	Prosecution and Maintenance	9.2.1
Existing Product	13.5.4	Providers	3.8
Extension Date	8.2.2	Research Commencement Date	3.5
First Antibody Approval	6.4.2	Research Term	3.5
First Vaccine Approval	6.4.2	Retained Products	13.5.4
Grantee	9.5.2	Reversion Stage	13.5.4
Grantor	9.5.2	Reverted Products	13.5.4
Human Materials	3.8	Term	13.1
Infringement	9.3.1	Third Party Technology	9.5.2
Infringement Action	9.3.2	Vaccine Option	5.3.1
JAMS	14.1

ARTICLE 2

MANAGEMENT

2.1 Project Leaders. Merck and Acumen each shall appoint a person (a “Project Leader”) from the JRC to coordinate its part of the Research Program. The Project Leaders shall be the primary contact between the Parties with respect to the Research Program. Each Party shall notify the other within thirty (30) days of the date of the Agreement of the name and contact information for its Project Leader and shall so notify the other Party in advance of changing its Project Leader.

2.2 Joint Research Committee.

2.2.1 Responsibilities. Merck and Acumen will establish a committee (the “Joint Research Committee” or “JRC”) to oversee, review and recommend direction of the Research Program. The responsibilities of the JRC shall consist of: (i) monitoring and reporting research progress and providing a forum for open and frequent exchange between the Parties regarding

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Research Program activities; (ii) reviewing relevant data arising during the course and in the performance of the Research Program; (iii) reviewing and commenting on technical issues and Acumen’s budget relating to the Research Program; (iv) considering issues of priority in performing the Research Program; (v) reviewing and approving annual Research Plans, and (vi) taking such other actions as are specifically provided for the JRC in this Agreement.

2.2.2 Membership. The JRC shall consist of four (4) members, with each Party selecting two (2) representatives to serve as members of the JRC by written notice to the other Party. At least one member appointed by each Party shall have appropriate technical credentials, experience and knowledge and ongoing familiarity with the Research Program. Subject to the foregoing, Acumen and Merck may each replace its JRC representatives at any time, upon written notice to the other Party. Each of Merck and Acumen shall identify a lead representative who shall be responsible for communicating the vote of such Party in decisions of the JRC. In addition, the chairperson of the JRC shall be designated by Merck, and the recording secretary shall be designated by Acumen. The chairperson shall be responsible for sending notices of meetings of the JRC, shall chair such meetings and [***] based upon the input of both Parties. The secretary shall be responsible for preparing the minutes of the meetings of the JRC.

2.2.3 Meetings. During the Research Term, the JRC shall meet at least quarterly in person or by videoconference (with two of such meetings per year being in person), or more frequently as agreed by the Parties, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or videoconference. The in-person meetings shall alternate between sites designated by Merck and Acumen, respectively, or such other locations as determined by the JRC. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JRC meetings, subject to such representative’s and consultant’s written agreement to comply with the requirements of Article 10. Such other representatives may attend the in person meetings by telephone and/or videoconference.

2.2.4 Decision Making. With respect to decisions taken on matters placed by either Party before the JRC, each Party shall have one vote. Decisions of the JRC shall be made by unanimous approval of the JRC members present and voting on the matter. At least one member from each Party must be so present and voting for a decision to be reached. In the event the JRC is unable to reach consensus on a particular decision expressly provided in this Agreement to be made by the JRC, such decision will be referred to the CEO of Acumen and a [***] of [***] Merck [***] for resolution. If such representatives fail to resolve such a dispute, the final decision will be made by [***]; [***] the number of FTE’s of Acumen (“Acumen FTE’s”) under the Research Plan in accordance with Section 6.1,[***]

ARTICLE 3

RESEARCH PROGRAM

3.1 Conduct of Research Program. Subject to the terms and conditions set forth in this Agreement, the Parties agree to conduct a research program relating to the discovery and research of Product by collaboratively and diligently performing its responsibilities during the Research Term in accordance with the then-current Research Plan. Such responsibilities will be performed in a good scientific manner and in compliance in all material respects with all requirements of applicable laws,

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rules and regulations. Without limiting any other obligations in this Agreement, each Party shall allocate sufficient time, effort, equipment and facilities, and shall use personnel with sufficient skills and experience, as are required to accomplish the Research Program in accordance with the terms of this Agreement, including the Research Plan.

3.2 Research Plan. The Research Plan shall establish, in detail: (i) the scope of the research activities to be performed by each Party under the Research Program, using the outline set forth in Exhibit 3.2 as a starting point, provided that Exhibit 3.2 shall not supersede or modify the terms of this Agreement; (ii) the research objectives, work plan activities, and schedules of the Research Program; and (iii) the respective obligations of each Party under the Research Program. As soon as possible after the Effective Date, but no later than [***] days thereafter, and subject to Sections 2.2.4 and 6.1, the Parties shall jointly establish the first Research Plan. Thereafter, subject to Sections 2.2.4 and 6.1, the Parties shall establish annual Research Plans by no later than October 1 of each year during the Research Term. The Parties shall submit to the JRC for approval the proposed Research Plan required under this Section 3.2 for the following Calendar Year. The JRC shall promptly review and approve each such proposal or propose modifications thereto. Unless otherwise agreed by Acumen and Merck, the Research Plan shall at all times provide for at least five (5) Acumen FTE’s.

3.3 Exchange of Information. Each Party shall keep the JRC reasonably informed on a timely basis as to the material progress, results and activities in connection with the Research Program. During the Research Term, Acumen agrees to cooperate with Merck to provide for reasonable and prompt disclosure to Merck of the Acumen Know-How. During the Research Term, Merck agrees to provide Acumen with the information reasonably necessary for Acumen to perform its obligations under the Research Plan. Notwithstanding the foregoing, the information described in Exhibit 3.3 shall be deemed to be reasonably necessary for Acumen to perform its obligations under the Research Plan.

3.4 Access to Technical Personnel. During the Research Term and without limiting Sections 3.1 and 3.3, Acumen agrees that it will make its technical personnel and consultants reasonably available to the Merck’s employees and/or consultants to discuss the Research Program work, and the results of such work, in detail, which may include having Merck’s employees and/or consultants visit its offices and laboratories, and/or those of its Third Party contractors, during normal business hours.

3.5 Term of the Research Program. The term of the Research Program (the “Research Term”) shall commence upon the earlier of (i) [***] days after the Effective Date or (ii) the date of approval of the initial Research Plan by the JRC (“Research Commencement Date”), and shall continue thereafter for an initial period of three (3) years. The Research Term shall expire on the third anniversary of the Research Commencement Date, unless extended by mutual written agreement of the Parties or earlier terminated in accordance with this Agreement.

3.6 Principal Scientist. The Principal Scientist shall actively participate on Acumen’s behalf in performing Acumen’s responsibilities pursuant to the Research Program, and shall be one of the Acumen participants on the JRC. In the event that the Principal Scientist leaves the employ of Acumen or is otherwise unwilling or unable to actively participate on Acumen’s behalf regarding the

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Research Program during the Research Term: (i) Merck shall be consulted by Acumen regarding the replacement of the Principal Scientist, and shall have the right to approve or disapprove such replacement; and (ii) Acumen shall cooperate reasonably with Merck in an effort to enable Merck to cause the Principal Scientist to be made available to Merck on a consulting basis, and in the event that Merck is required to compensate the Principal Scientist in order to obtain such consulting services, such payment when made shall be credited against the amount payable thereafter to Acumen pursuant to Article 6; provided, however, that such credit [***] from Acumen at the end of the Principal Scientist’s employment with Acumen.

3.7 Compliance. Without limiting Section 3.1, if animals are used in research or development hereunder, the Party using such animals will comply with the Animal Welfare Act or any other applicable local, state, national and international laws or regulations relating to the care and use of laboratory animals. Each Party encourages the other to use the highest standards, such as those set forth in the Guide for the Care and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals. Any animals which are used in the course of the Research Program, or Products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes. Each Party hereby certifies that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Section 21 U.S.C. 335a in performing any services hereunder.

3.8 Use of Human Materials. Without limiting Section 3.1, if any human cell lines, tissue, human clinical isolates or similar human-derived materials (“Human Materials”) have been or are to be collected and/or used in the Research Program, the Party using such Human Materials represents and warrants (i) that it has complied, and shall comply, with all applicable laws, guidelines and regulations relating to the collection and/or use of the Human Materials and (ii) that it has obtained, and shall obtain, all necessary approvals and appropriate informed consents, in writing, for the collection and/or use of such Human Materials. Each Party shall provide documentation of such approvals and consents to the other Party upon such other Party’s request. Each Party further represents and warrants that such Human Materials may be used as contemplated in this Agreement without any obligations to the individuals or entities (“Providers”) who contributed the Human Materials, including, without limitation, any obligations of compensation to such Providers.

3.9 Records; Inspection

3.9.1 Records. Acumen and Merck shall maintain records of the Research Program (or cause such records to be maintained), as applicable, in sufficient detail and in a good scientific manner as will properly reflect all work done and results achieved in the performance of the Research Program.

3.9.2 Inspection. Merck shall have the right, during normal business hours during the Research Term and within [***] after the Research Term and upon reasonable notice to Acumen, to inspect and copy all such records of the Acumen referred to in Section 3.9.1.

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ARTICLE 4

DEVELOPMENT PROGRAM

4.1 Development. For each Product to which Merck retains rights under this Agreement, Merck shall be responsible, at its sole expense, for conducting all pre-clinical and clinical development of such Products and all commercialization of such Products, as set forth in the other provisions of this Agreement.

4.2 Development-Advisory Committee.

4.2.1 Responsibilities. Promptly following the first occurrence of milestone number 1 under Section 6.4.1 below, Merck and Acumen will establish a committee (the “Development-Advisory Committee” or “DAC”) as a forum for Acumen to provide scientific input regarding the development of the Products and for Merck to keep Acumen apprised of, and to enable the Parties to review and discuss, the progress of, and planned activities related to, development of the Products. In order to enable such discussion and review, information will be exchanged as described in Section 4.2.2 below. No approval of the DAC shall be required for any development activities, it being acknowledged that the DAC is solely for information and advisory purposes. Nonetheless, Merck shall consider in good faith the comments of the DAC with respect to the development activities related to Product; it being understood that Merck shall not be required to adopt or implement any such comments.

4.2.2 Information Exchange. Merck shall provide to all members of the DAC, for each Product, a description of the activities undertaken, and planned to be undertaken, by or under authority of Merck (as well as the results of such activities) related to pre-clinical or clinical testing of the Products or regulatory filings relating thereto. Such information shall be provided to Acumen in reasonable detail reasonably in advance of each DAC meeting, setting forth the nature, scope and timing of such activities, including the projected timelines to obtain Marketing Authorizations and a summary of the status and results of the communications with Regulatory Authorities.

4.2.3 Membership. The DAC shall consist of [***] members, with Merck selecting [***] representatives, and Acumen selecting [***] representative, each by written notice to the other Party. Members appointed by each Party shall have appropriate technical credentials, experience and knowledge and, in the case of Merck’s representatives, ongoing familiarity with the development and commercialization activities described in Section 4.2.2. Subject to the foregoing, Acumen and Merck may each replace its DAC representative(s) at any time upon written notice to the other Party.

4.2.4 Meetings. After the Research Term and until [***], the DAC shall meet every [***] months, with at least one meeting each year being in-person. The location of the meetings shall be designated by Merck. Additional employee representatives may attend DAC meetings, by mutual consent of the Parties for additional employee representatives [***], subject to such representative’s written agreement to comply with the requirements of Article 10. Such other representatives may attend the in-person meetings by telephone and/or videoconference.

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ARTICLE 5

LICENSES

5.1 Licenses.

5.1.1 Antibody Product License. Subject to the terms and conditions of this Agreement, Acumen hereby grants to Merck a worldwide, royalty-bearing license under the Acumen Technology to make, have made, use, import, offer for sale, sell, and have sold Antibody Products (in finished or unfinished form) within the Therapeutic Field and Territory. Such license shall be exclusive even as to Acumen within the Therapeutic Field and Territory, except that Acumen retains the right to practice the Acumen Technology (itself and through its Affiliates and Third Parties) for the performance of the Research Program in accordance with the Research Plan.

5.1.2 Vaccine Product License. Upon exercise of the Vaccine Option, and subject to the terms and conditions of this Agreement, Acumen hereby grants to Merck a worldwide, royalty-bearing license under the Acumen Technology to make, have made, use, import, offer for sale, sell, and have sold Vaccine Products (in finished or unfinished form) within the Therapeutic Field and Territory. Such license shall be exclusive even as to Acumen within the Therapeutic Field and Territory, except that Acumen retains the right to practice the Acumen Technology (itself and through its Affiliates and Third Parties) for the performance of the Research Program in accordance with the Research Plan. Notwithstanding the above or Section 5.2 below, no rights or licenses under this Section 5.1.2 shall be exercised by or under authority of Merck in any manner prior to the Exercise Date and the licenses and exclusivity in this Section 5.1.2 shall terminate, and have no further force or effect, if Merck fails to exercise the Vaccine Option in accordance with Section 5.3 during the Option Period.

5.2 Sublicenses.

5.2.1 Generally. (a) Except as set forth in Section 5.2.1(c) below, Merck and its Controlled Affiliates shall remain primarily responsible for conducting the development of the Products directly in each Major Market other than [***], it being understood that, subject to the foregoing and other terms and conditions of this Agreement, Merck shall have the right to sublicense its rights under Section 5.1 above to Third Parties (i) to develop Products in [***] and countries other than [***], and (ii) for the purpose of conducting research to develop Product for and on behalf of Merck.

(b) Also subject to the terms and conditions of this Agreement, including the provisions of Section 5.2.1(a), Merck may sublicense its rights to make (but not develop), use (but not develop), sell, offer to sell and import Products under Section 5.1 (i) to its Affiliates anywhere in the Territory for any purpose; (ii) to Third Parties in [***] and any country outside of [***] for any purpose; and (iii) to Third Parties in [***] for the purpose of co-promotion and co-marketing arrangements, and with Acumen’s consent not to be unreasonably withheld other similar arrangements; provided in the case of subparagraph (iii) hereof that Merck or its Affiliate itself continues to market, sell and promote the Products in such [***] at the level described in Section 8.1.

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(c) Also subject to the terms and conditions of this Agreement, after Merck has achieved and paid the milestone set forth in Section 6.4.1(8), Merck may sublicense its rights to make, use, sell, offer to sell and import Products under Section 5.1 to Third Parties for any purpose, subject to Acumen’s rights set forth in Section 5.2.3.

5.2.2 Sublicense Requirements. Each sublicense granted by or under authority of Merck, and partnering arrangement, shall be consistent with all terms and conditions of this Agreement, and subordinate thereto, and Merck shall be responsible to Acumen for the compliance by each Sublicensee with the financial and other obligations under this Agreement. Except as expressly authorized under this Section 5.2, Merck shall not sublicense its rights, or appoint a Sublicensee, with respect to any Product unless otherwise agreed by Merck and Acumen in writing.

5.2.3 Right of First Negotiation. In the event that Merck, at any time during the Term after achieving and payment of the milestone set forth in Section 6.4.1(8), desires to grant a sublicense to a Third Party pursuant to Section 5.2.1(c) to use, sell, offer to sell and/or import a Product in one or more countries in the Territory, Merck shall so notify Acumen in writing. Acumen shall have [***] in which to respond to such notice indicating Acumen’s interest in obtaining such a license. If Acumen does not respond within such [***] period, or if Acumen notifies Merck in writing that Acumen is not interested in obtaining such a license, Merck may proceed to pursue negotiation and grant of such license to a Third Party without further obligation to offer such license to Acumen. If Acumen notifies Merck of its interest in obtaining such a license, the parties shall promptly commence good faith negotiations of such a license on commercially reasonable terms. If after [***] of good faith, diligent negotiations the parties are unable to reach a mutual agreement on commercial terms for such license, Merck may proceed to enter into discussions with a Third Party for the grant of such a license.

5.3 Vaccine Option.

5.3.1 Grant. Subject to the terms and conditions of this Agreement, Acumen hereby grants to Merck an exclusive option to obtain the worldwide, royalty-bearing license under the Acumen Technology set forth in Section 5.1.2 (the “Vaccine Option”). Upon the exercise of the Vaccine Option, such license shall be exclusive even as to Acumen within the Therapeutic Field and Territory, except that Acumen retains the right to practice the Acumen Technology (itself or through its Affiliates and Third Parties) for the performance of the Research Program in accordance with the Research Plan.

5.3.2 Option Period. Merck may exercise the Vaccine Option at any time during the Option Period. The “Option Period” shall mean the period beginning on the Effective Date and ending on February 15, 2007.

5.3.3 Exercise. Merck may exercise its Vaccine Option by providing to Acumen prior to the end of the Option Period: (i) written notice of Merck’s exercise of the Vaccine Option, and (ii) within [***] days of such written notice, payment of [***]. Upon the date by which Acumen has received both written notice during the Option Period of Merck’s exercise of the Vaccine Option and such payment (the “Exercise Date”), the definition of Products shall be deemed to include Vaccine Products.

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5.4 Diagnostic Product License.

5.4.1 License Grant. Subject to the terms and conditions of this Agreement, including the provisions of Section 5.4.2, Acumen hereby grants to Merck an exclusive (even as to Acumen, except as set forth in Section 5.4.2), worldwide, sublicensable license under the Acumen Diagnostic IP to research, develop, make, have made, use, sell, offer to sell and import Diagnostic Products.

5.4.2 Rights Retained by Acumen. Without modifying Section 5.8, Acumen shall retain non-exclusive rights under Patent Rights and Know-How Controlled by Acumen (not including Merck Patent Rights or Merck Diagnostic IP) : (i) to use molecules that are not ADDL Antibodies for any and all uses (subject to the Vaccine Option set forth in Section 5.3) either by itself or with third parties; and (ii) to use Acumen-owned ADDL Antibodies solely for use in the Retained Antibody Field either by itself or with third parties performing research on behalf of Acumen; provided, however, that in no circumstances shall Acumen have the right to use or transfer any ADDL Antibody or Product which Merck has identified as a Pre-Clinical Candidate or regarding which Merck has otherwise notified Acumen that it is engaged in Clinical Trials. For the avoidance of doubt, commencing upon the Amendment Effective Date, Acumen shall have no right to use Merck Diagnostic Know-How (including but not limited to any ADDL Antibodies provided by Merck to Acumen), and shall have no right to commercialize a Diagnostic Product.

5.5 Acumen’s Performance of the Research Program. Subject to the terms and conditions of this Agreement, Merck hereby grants to Acumen a non-exclusive license to the extent necessary for Acumen to perform its obligations pursuant to the Research Program in accordance with the Research Plan.

5.6 Derivative Patent License. Subject to the terms and conditions of this Agreement, Merck hereby grants to Acumen a worldwide, royalty-free, fully paid up, non-exclusive right and license under the Derivative Patents, with the right to grant and authorize sublicenses, (i) to perform the Research Program in accordance with the Research Plan, and (ii) to make, have made, use, sell, offer to sell, import, and otherwise exploit the subject matter of such Derivative Patents, for the making, sale, offer for sale, use, and/or importation of products containing a Small Molecule for the Treatment of ADDL-Related Conditions in the Therapeutic Field in the Territory.

5.7 Limitation Regarding Small Molecules. It is understood and agreed that no product or other subject matter using or comprising a Small Molecule as, or as part of, an antigen or other active ingredient is licensed to Merck under this Agreement.

5.8 No Implied Rights. Only the licenses granted in or pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise. Notwithstanding anything to the contrary, no license is granted under this Agreement with respect to any active ingredient contained in a Product, other than an ADDL Antibody or, in the event of the exercise of the Vaccine Option, an ADDL Antigen. In addition, all of Acumen’s rights to Acumen Technology not specifically licensed to Merck under this Agreement shall be retained by Acumen, including, but not limited to, all products and applications other than (i) Diagnostic Products in the Diagnostic Field in the Territory, and (ii) Products in the Therapeutic Field in the Territory. Without limiting the foregoing, it is understood that Section 5.1

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does not preclude Acumen, or others under authority of Acumen, from exploiting ADDL Antibodies or ADDL Antigens in connection with the research, development, or manufacture of products or other subject matter not involving the Treatment of a patient with a Product.

5.9 Exclusive Rights under Northwestern License and USC License. Notwithstanding the provisions of Section 2.5 of the Northwestern License and Section 3(c) of the USC License, Acumen agrees that it shall not during the Term exercise its rights under Section 2.5 of the Northwestern License or Section 3(c) of the USC License in a manner that causes any loss of exclusivity under the licenses granted to Merck in Section 5.1 of this Agreement.

ARTICLE 6

PAYMENTS

6.1 Research Program Funding. For each Calendar Quarter or portion thereof during the Research Term, Merck shall pay to Acumen research funding in an amount equal to the number of Acumen FTEs specified in the Research Plan for that Calendar Quarter multiplied by the rate of [***] per FTE per year. The Research Plan shall provide for no less than five (5) Acumen FTEs during each year of the Research Term (including the first and last Calendar Quarters described below), it being acknowledged that the Parties may mutually agree to increase the number of FTEs during any year through their authorized representatives. Each payment under this Section 6.1 shall be made to Acumen quarterly within the [***] days after the beginning of the Calendar Quarter to which Acumen’s work under the Research Program relates, provided, however, that the first such payment shall be made within [***] days of the Research Commencement Date, and shall be pro-rated based on the number of days remaining in the then-current Calendar Quarter, and the last such payment shall be pro-rated based on the number of days of Research Term remaining in the Calendar Quarter in which the Research Term ends. [***] Acumen agrees to apply funding received under this Section 6.1 to the Research Program; provided that in the event the JRC has failed to establish a Research Plan, Acumen will apply such funding towards the discovery and/or development of Antibody Products in the Therapeutic Field as reasonably directed by Merck (or as reasonably determined by Acumen to the extent not so directed by Merck). In the event that Acumen has not succeeded in applying five (5) FTEs to performance of the Research Plan (i) in aggregate during the first four (4) Calendar Quarters, or (ii) in aggregate during any Calendar Quarter, after the first four Calendar Quarters; each during the Research Term, Merck shall be entitled to take a credit against the payment due under this Section 6.1 in the Calendar Quarter after which such shortfall is discovered by Merck, to the full extent of such shortfall.

6.2 Technology Access Fee.

6.2.1 Merck shall pay to Acumen [***] within [***] days of the Effective Date, and [***] on the later of [***] days of the Effective Date or [***]. Notwithstanding the foregoing, if, by the time payment is due in accordance with this Section 6.2 above, the Northwestern License has not been amended to contain a provision that allows Merck to avoid termination of its rights under the Northwestern License, as described in Section 11.2.2, then no such payment under this Section 6.2 shall be payable until the earlier of (i) such amendment of the Northwestern License described in Section 11.2.2 below, or (ii) [***]; (whichever date is earlier, the “Delayed Payment Date”) in each case unless Merck has terminated the Agreement under this Section 6.2 prior to the Delayed

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Payment Date. Merck shall have the right to terminate this Agreement under this Section 6.2 by providing Acumen with written notice of termination, which termination shall be effective immediately upon notice. The effects of such termination shall be as set forth in Section 13.5.2(b). If this Agreement has not been terminated by Merck in accordance with this Section 6.2 prior to the Delayed Payment Date, then Merck shall pay to Acumen the [***]) described in this Section 6.2 above upon the earlier of [***], or [***] days after the Delayed Payment Date.

6.2.2 Merck shall make a one-time upfront payment of [***] within [***] days of the Amendment Effective Date, with [***] of this amount only creditable against the Development Milestone [***] defined in Section 6.4.1(2).

6.2.3 Merck shall pay to Acumen a one-time payment of [***] within [***] days of the Amendment Effective Date in order to enable Acumen to purchase [***] with such [***] to be used pursuant to the Research Program.

6.3 First Anniversary Fee. In addition to the other amounts specified in this Article 6, Merck shall pay [***] to Acumen on the first (1st) anniversary of the Effective Date.

6.4 Development Milestones Payments.

6.4.1 Initial Products. Merck shall pay to Acumen the milestone payments identified in this Section 6.4.1 below, each within thirty (30) days after the first occurrence of the corresponding milestone, for the first Antibody Product and, if the Vaccine Option has been exercised, the first Vaccine Product to reach such milestone:

Development Milestones	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.4.2 Subsequent Products.

(a) To the extent that a milestone payment has been made to Acumen pursuant to Section 6.4.1(1), (2) or (3) (each hereinafter an “Early Development Milestone”) as a result of any Antibody Product achieving such Early Development Milestone, no further payment for the Early Development Milestone that has been achieved shall be due or payable to Acumen as a result of subsequent Antibody Products achieving such Early Development Milestone. Similarly, to the extent that an Early Development Milestone payment has been made to Acumen as a result of any Vaccine Product achieving such Early Development Milestone, no further payment for the Early Development Milestone that has been achieved shall be due or payable to Acumen as a result of a subsequent Vaccine Product achieving such Early Development Milestone.

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(b) With respect to each of the milestones set forth in Section 6.4.1(4), (5), (6), (7) and (8) (each hereinafter a “Late Development Milestone”), a milestone payment in the amount set forth for such Late Development Milestone shall be made by Merck to Acumen for each Antibody Product that achieves such Late Development Milestone after it was previously achieved by one or more other Antibody Product(s), only if the following conditions have been or are thereafter met: (i) a Marketing Authorization is obtained in a Major Market for an Antibody Product (i.e. the first Antibody Product to achieve Marketing Approval in a Major Market) under this Agreement (whether before or after the Late Development Milestone is achieved) (“First Antibody Approval”), and (ii) at the time of the First Antibody Approval or thereafter, Merck is actively developing another Antibody Product that has achieved, or that subsequently achieves, one or more Late Development Milestone(s). Milestone payments under this Section 6.4.2(b) for Late Development Milestones achieved prior to such conditions being met shall become payable only if and at the time such conditions are thereafter met.

(c) Similarly, a milestone payment in the amount set forth for such Late Development Milestone shall be made by Merck to Acumen for each Vaccine Product that achieves such Late Development Milestone after it was previously achieved by one or more other Vaccine Product(s), only if the following conditions have been or are thereafter met: (i) a Marketing Authorization is obtained in a Major Market for a Vaccine Product (i.e. the first Vaccine Product to achieve Marketing Approval) under this Agreement (whether before or after the Late Development Milestone is achieved) (“First Vaccine Approval”), and (ii) at the time of the First Vaccine Approval or thereafter, Merck is actively developing another Vaccine Product that has achieved, or that subsequently achieves, one or more Late Development Milestone(s). Milestone payments under this Section 6.4.2(c) for Late Development Milestones achieved prior to such conditions being met shall become payable only if and at the time such conditions are thereafter met.

6.4.3 Merck will make a one-time payment of [***] upon receipt of notice of Regulatory Authority approval in the United States of a filing made under Section 510(k) of the Food, Drug and Cosmetics Act for the sale of a Diagnostic Product by Merck, its Affiliates or a sublicensee thereof.

6.5 Sales Threshold Milestones.

6.5.1 General. Merck shall pay to Acumen the milestone payments identified in this Section 6.5 below, each within [***] days after the first occurrence of the corresponding milestone set forth in this Section 6.5.1 for an Antibody Product and additionally within [***] days after the first occurrence of the corresponding milestone for a Vaccine Product:

Sales Threshold Milestone	Payment Amount
[***]	[***]
[***]	[***]

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6.5.2 Subsequent Products. The milestone payments in this Section 6.5 shall be payable for the first Antibody Product to achieve such sales threshold milestone and, if applicable, for the first Vaccine Product to achieve such sales threshold milestone, and no such sales threshold milestone shall be payable for subsequent achievements of such sales threshold milestone by subsequent Antibody Products or Vaccine Products.

6.6 Certain Additional Terms.

6.6.1 One Payment Per Product. It is understood that once a particular milestone payment under Section 6.4 has been paid with respect to a particular Product, such milestone payment shall not be due again with respect to the same Product, and shall only be paid for subsequent Products pursuant to Section 6.4.2(b) or (c).

6.6.2 Accrued Milestones. If a subsequent milestone under Section 6.4 or 6.5 above is achieved for a Product before a prior milestone under Section 6.4 or 6.5 for such Product, then payment for such prior milestone(s), when applicable in accordance with Section 6.4 or 6.5, shall be due at the time of the payment for such subsequent milestone with respect to such Product. For the purposes of this Section 6.6.2, “subsequent” and “prior” milestones shall refer to the numerical order of the milestones, as indicated next to such milestone in Section 6.4 above.

6.6.3 Reports. Within [***] days of the occurrence of any event that would trigger a milestone payment according to Section 6.4 or 6.5, Merck shall notify Acumen of such occurrence in writing. The payment associated with such milestone shall be paid within [***] days of the achievement of such milestone, except payments under Section 6.4.2(b) or (c), which shall be paid within [***] days of the time at which they become payable pursuant to Section 6.4.2.

6.7 Royalties.

6.7.1 Royalty Tiers.

(a) For Antibody Products and Vaccine Products. In consideration of the rights and licenses granted to Merck in this Agreement, Merck shall pay to Acumen as royalties the following percentages of Net Sales from the sale of each Antibody Product (and Vaccine Products upon exercise by Merck of the Vaccine Option in accordance with Section 5.3) by Merck, its Affiliates, and Sublicensees during a Calendar Quarter:

Annual Net Sales by Product	Royalty Rate on Incremental Net Sales
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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(b) For Diagnostic Products. In consideration of the rights and licenses granted to Merck regarding Diagnostic Products in this Agreement, Merck shall pay to Acumen the following royalties:

(1) For those Diagnostic Products sold by Merck or its Affiliates to a Third Party, the royalty rate shall be as follows:

Annual Net Sales by Diagnostic Product	Royalty Rate on Incremental Net Sales
[***]	[***]
[***]	[***]
[***]	[***]

(2) For those Diagnostic Products for which Merck or its Affiliates receive Diagnostic Received Revenue from a Third Party, the royalty rate shall be as follows:

Diagnostic Received Revenue by Diagnostic Product	Royalty Rate on Diagnostic Received Revenue
[***]	[***]
[***]	[***]
[***]	[***]

6.7.2 Third Party Royalties.

(a) Credit. If Merck pays a running royalty to an unrelated Third Party for a license from the Third Party to make, have made, use, sell, or import a Product under a Necessary Patent or an Antibody Patent, then Merck shall have the right to credit such royalty against the royalty payable by Merck under Section 6.7.1 above, but only to the extent set forth in this Section 6.7.2 below. All such credits shall be applied, on a country-by-country and Product-by-Product basis, only against the royalty hereunder for the sale of the particular Product for which the Third Party royalty was paid.

(1) The amount of such credits for licenses under the Necessary Patents shall equal [***] of the running royalties actually paid by Merck for the sale of the applicable Product under such a license.

(2) The amount of such credits for licenses under the Antibody Patents shall equal [***] of the running royalties actually paid by the Merck for the sale of the applicable Product under such a license, but in no event greater than [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(3) Notwithstanding anything to the contrary in this Agreement, under no circumstances shall any credit under this Section 6.7.2 reduce [***]; in each case regardless of the number of Third Party licenses, Necessary Patents, Antibody Patents and running royalties paid to Third Parties with respect thereto.

(4) Notwithstanding anything to the contrary in this Agreement, under no circumstances shall any credit under this Section 6.7.2 reduce the royalty payable under Section 6.7.1(b) by more than [***] of the royalty otherwise due Acumen.

(5) For clarity, it is understood that running royalties with respect to any Necessary Patent or Antibody Patent shall not include any license issuance fees (such as up front or other lump sum payments), cost sharing or reimbursement, milestone payments, service or consulting fees, purchases, non-cash consideration, amounts paid for equity or securities, dividends, profit distributions, amounts paid for facilities or equipment, or any other payment or consideration which is not expressly identified in the written agreement between Merck and the Third Party licensor as a running royalty in respect of a license under the applicable Necessary Patent or Antibody Patent for the sale of the particular Product in the particular country. All running royalties credited pursuant to this Section 6.7.2 shall be net of all applicable taxes and other amounts credited or deducted against the royalties actually paid for the license.

(b) Definitions. For purposes of this Section 6.7.2, (i) “Antibody Patent” shall mean, with respect to a particular Product, a valid patent claim of an issued, unexpired patent in that country that would, absent a license from the unrelated Third Party under such valid patent claim, be infringed by [***]; and (ii) “Necessary Patent” shall mean, with respect to a particular Product sold in a country, a valid patent claim of an issued, unexpired patent in that country [***] and that would, absent a license from the unrelated Third Party under such valid patent claim, be infringed [***]. As used in this Section 6.7.2(b), (X) “infringed” [***]; and (Y) “valid patent claim” shall have the meaning set forth in Section 1.59, [***] rather than the Patent Rights identified in Section 1.59. As used herein, it is understood that if any Antibody Patents are licensed from an entity, then any Necessary Patents also licensed from such entity and its Affiliates shall be deemed to be Antibody Patents for purposes of Section 6.7.2(a) above.

6.7.3 Know-How Royalties. Notwithstanding the provisions of Section 6.7.1 above, if neither the use nor sale of a Product during a Calendar Quarter would infringe a Valid Patent Claim in the country in which the Product is sold, then Merck shall pay royalty rates on such Product that shall be set at [***] of the royalty rate determined according to Section 6.7.1 above, provided that under no circumstances shall the royalty rate for any Product be less than [***] as a result of this Section 6.7.3.

6.7.4 Coordination of Sections 6.7.1, 6.7.2 and 6.7.3. Royalty tiers pursuant to this Section 6.7 shall be calculated based on worldwide Net Sales of each Product, provided that the determination of whether the royalty shall be calculated under 6.7.1, 6.7.2 or 6.7.3 for each Product shall be determined on a country-by-country basis. Accordingly, Net Sales under Section 6.7.3 shall be included in the total annual Net Sales for purposes of determining the royalty tiers applicable to Net Sales under Section 6.7.1, and if more than one royalty rate applies under Section 6.7.1, then the Net Sales described in Section 6.7.3 shall be applied proportionally to each such annual royalty tier.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.7.5 Retroactive Lump-Sum Payment of Royalties. In the event that: (i) a claim under the Acumen Patent Rights, Merck Patent Rights or Joint Patent Rights is published in a country of sale and such claim, or a substantially similar claim, subsequently becomes a Valid Patent Claim; and (ii) Merck has, prior to the issuance of such Valid Patent Claim, paid Acumen royalties on Net Sales in such country at the reduced rate set forth in Section 6.7.3; the remaining provisions of this Section 6.7.5 shall apply.

(a) Acumen shall notify Merck of the issuance of such Valid Patent Claim if it is included in Acumen Patent Rights being prosecuted by Acumen, and Merck shall notify Acumen upon the issuance of the Valid Patent Claim if it is included in a Merck Patent Right, Acumen Patent Right or Joint Patent Right being prosecuted by Merck.

(b) For royalty payments due after the date of such notice, Merck shall pay the applicable royalty payable pursuant to Section 6.7.1 or 6.7.2.

(c) Merck shall, within [***] days of such notice, retroactively pay to Acumen a lump sum equal to the difference between the royalty rate actually paid pursuant to Section 6.7.3 and the royalty rate that would have been payable pursuant to Section 6.7.1 or 6.7.2 for the Period, as such term is defined herein, had the Valid Patent Claim been issued. The “Period” shall commence on the latest of the following dates: (1) the date of the First Commercial Sale in such country; (2) the date of first publication in the country of sale of the claim corresponding to the Valid Patent Claim; and (3) the most recent royalty payment that was due and payable more than [***] full Calendar Quarters prior to the date of the notice under Section 6.7.5(a); and shall end with the royalty payment that is due and payable within [***] days after the Calendar Quarter in which such notice was given.

6.7.6 Royalty Term. The royalties payable pursuant to this Section 6.7 shall be payable on a country-by-country and Product-by-Product basis until the date which is the later of: (i) the expiration of the last to expire Valid Patent Claim covering such Product in such country, or (ii) ten (10) years following the First Commercial Sale of such Product in such country.

6.7.7 One Royalty; Samples and Donations. One royalty shall be payable for each unit of Product under this Agreement, and no royalties shall be due upon the sale or other transfer among Merck, its Affiliates or Sublicensees for Product resold to an independent Third Party, but in such cases the royalty shall be due and calculated upon Merck’s, its Affiliate’s or Sublicensee’s Net Sales to the first independent Third Party. No royalties shall accrue on the disposition of Product without charge in reasonable quantities by Merck or its Affiliates or Sublicensees which are used in Clinical Trials, as samples (promotion or otherwise) or as donations (for example, to non-profit institutions or government agencies for a non-commercial purpose).

6.7.8 Change in Sales Practices. The Parties acknowledge that during the term of this Agreement, Merck may desire to change its sales practices for the marketing and distribution of Product to the extent to which the calculation of the payment for royalties on Net Sales may become impractical or even impossible. In such event the Parties agree to meet and discuss in good faith new ways of compensating Acumen to the extent currently contemplated under this Section 6.7 in a manner that does not disadvantage Acumen; [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.7.9 Royalties for Bulk Product. In those cases where Merck, its Affiliate or Sublicensee sells Product to a Third Party (other than a Sublicensee) in other than finished and packaged form, the royalty obligations of this Section 6.7 shall be applicable to the Net Sales from the sale by Merck, the Affiliate, or the Sublicensee of bulk Product.

6.7.10 Compulsory Licenses. To the extent that Merck is required by the laws or regulations in any country in the Territory to grant a license under the Valid Patent Claims to a Third Party to make and sell Product in such country in the Territory, and to the extent that such laws and regulations require Merck to grant such license with a royalty rate that is lower than the royalty rate provided by this Section 6.7 above, then the royalty rate to be paid by Merck under this Section 6.7 on such Sublicensee’s Net Sales from sales of such Product under such license in that country shall be reduced to the rate paid by the compulsory Sublicensee.

6.8 Bundled Sales. In the event that Merck, its Affiliate or Sublicensee sells Products to a Third Party to whom it also sells other products, the price for the Product shall not be established such that Net Sales is below fair market value with the intent of increasing market share for other products sold by Merck or its Affiliate to such Third Party or for the purpose of reducing the amount of royalty payable on the Net Sales from the sale of the Product. If the sale of the Product under such circumstances results in Net Sales below the fair market value for such Product, then the Net Sales of the Product in such transaction shall be deemed to be such fair market value for purposes of calculating payments owed to Acumen under this Agreement. In the event that the Parties hereto have been unable to agree upon such a fair market value, then upon the request of either Party such matter shall be resolved in accordance with Section 14.2 below. For purposes of this Section, “fair market value” shall be determined with relation to a particular country, market segment, indication, finished dosage form, the existence of competition, and other relevant factors, and will change over time, reflecting among other things changes in the status of the Product in its life cycle and the market(s) involved.

6.9 Other. Except as explicitly set forth in this Article 6, all payments under this Article 6 shall be non-refundable (except solely in the case of overpayment) and non-creditable against other amounts due or payable to Acumen under this Article 6 or otherwise under this Agreement.

ARTICLE 7

PAYMENTS, BOOKS AND RECORDS

7.1 Royalty Reports and Payments. After the first sale of a Product on which royalties are payable hereunder, Merck shall make quarterly written reports to Acumen within [***] days after the end of each Calendar Quarter, stating in each such report, the aggregate Net Sales, by country, of each such Product sold during the Calendar Quarter. Concurrently with the making of such reports, Merck shall pay to Acumen royalties due at the rates specified in Section 6.7.

7.2 Payment Method. All payments due under this Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by Acumen. All payments hereunder shall be made in U.S. Dollars. Any payments or portions thereof due hereunder which are not paid when due shall bear interest equal to the lesser of (i) the prime rate as reported by the Chase Manhattan Bank, New York, New York, on the date such payment is due, plus [***], or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent. This Section 7.2 shall in no way limit any other remedies available to either Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.3 Place of Royalty Payment; Currency Conversion. All amounts set forth in this Agreement, or in any Exhibit, are in U.S. Dollars. In the case of sales invoiced in a foreign currency, the rate of exchange to be used in computing the monthly amount of currency equivalent in United States dollars due Acumen shall be made at the monthly rate of exchange utilized by Merck in its worldwide accounting system, prevailing on the third to the last business day of the month preceding the month in which such sales are recorded by Merck.

7.4 Records; Inspection. Merck shall keep, and shall ensure that its Affiliates and Sublicensees keep, complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement. Such books and records, and the un-redacted agreements for sublicenses by or under authority of Merck, shall be kept at the place of business of Merck or its Affiliate or Sublicensee where such books and records are normally kept for at least [***] years following the end of the Calendar Quarter to which they pertain. Such records shall be open for inspection by an independent certified public accounting firm to whom Merck has no reasonable objection, solely for the purpose of determining the payments to Acumen hereunder. Such inspections may be made no more than once each Calendar Year, at reasonable times and on reasonable notice; provided that if a material underpayment is identified an additional inspection may be made in that Calendar Year. The accounting firm shall disclose to Acumen only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Acumen. Inspections conducted under this Section 7.4 shall be at the expense of Acumen, unless a variation or error producing an increase exceeding the greater of [***] and [***] of the amount stated for any period covered by the inspection is established in the course of any such inspection, whereupon all reasonable costs relating to the inspection and any unpaid amounts that are discovered will be paid promptly by Merck together with interest thereon, at the rate specified in Section 7.2, from the date such payments were due. Any interest paid to Acumen pursuant to this Section 7.4 shall in no way limit any other remedies available to Acumen. Acumen shall treat all financial information subject to review under this Section 7.4 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Merck and/or its Affiliate or Sublicensee obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

7.5 Withholding Taxes. If any withholding taxes become payable by reason of an assignment or other transfer of this Agreement by Merck to a foreign Affiliate, an assignment otherwise in accordance with this Agreement, or as a result of a change in the domicile of Merck or its Affiliate, any deductions by Merck for withholding taxes on payments due Acumen hereunder shall be not be made to the extent that Acumen is not able to realize any current tax reduction as a result of claiming a foreign tax credit on such withholding taxes. In such case, payment to Acumen shall not be reduced by such withholding taxes, and Merck shall be responsible for the payment of, and shall pay, all such taxes for which Acumen is not able to realize a current tax reduction as a result of claiming a foreign tax credit. Acumen shall be required to use its commercially reasonable efforts to claim any available foreign tax credits or deductions arising from the payment of withholding taxes by Merck, and thereby reduce the amount of U.S. income tax payable by Acumen, and shall refund to Merck the amount of such reduction in tax resulting from the use of such deduction or foreign tax credit within 30 days of the filing of Acumen’s federal income tax return utilizing such deduction or credit.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 8

DILIGENCE

8.1 General. Merck shall [***] Antibody Product in the Therapeutic Field in the Territory and, if Merck exercises the Vaccine Option pursuant to Section 6.3, [***] Vaccine Product in the Therapeutic Field in the Territory, [***] (“Active Program”). For avoidance of doubt, Merck discontinuing the development or commercialization of a particular Product due to Merck’s reasonable belief that the Product is not safe for use in the Treatment of humans shall not cause Merck to be in breach of this Section 8.1; provided that Merck has otherwise met and continues to meet its obligations under this Section 8.1, [***] Product of the same type (i.e. Antibody Product or Vaccine Product) as the [***].

8.2 Development Milestone Prepayments.

8.2.1 Outside Dates. Without limiting Section 8.1 or any of Merck’s other obligations under this Agreement, if Merck fails to achieve for a first Antibody Product one of the [***] milestones under Section 6.4 by the applicable outside date therefor specified in this Section 8.2.1 below (each an “Outside Date”), then Merck shall pay to Acumen, within [***] days after such failure, the milestone prepayment set forth in this Section 8.2.1 below for the missed milestone.

Development Milestone	Outside Date	Milestone Prepayment
Section 6.4.1(1)	[***]	[***]
Section 6.4.1(2)	[***]	[***]
Section 6.4.1(3)	[***]	[***]

8.2.2 Additional Prepayments After Missed Milestone. Without limiting Section 8.1 or any of Merck’s other obligations under this Agreement, if a prepayment has become payable under Section 8.2.1 for a milestone for an Antibody Product based upon any of Sections 6.4.1(1), (2) or (3), and Merck fails to achieve by an extension date set forth in this Section 8.2.2 below (each an “Extension Date”) such milestone for the first Antibody Product, then Merck shall pay to Acumen the additional prepayment set forth in this Section 8.2.2 for the particular Extension Date.

Extension Date	Required Prepayment for Failure to Achieve Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.2.3 Additional Terms. For clarity, the prepayments in this Section 8.2 shall be made for the first Antibody Product. All prepayments made pursuant to this Section 8.2 shall be non-refundable, but shall be credited only against the milestone payment that becomes payable under Section 6.4.1 upon completion of that same milestone for the first or any subsequent Antibody Product. No prepayment under this Section 8.2 for a milestone under Section 6.4.1 with respect to an Antibody Product may be credited against a milestone payment with respect to a Vaccine Product pursuant to Section 6.4.1.

8.2.4 No Limitation. The payments under this Section 8.2 will not alone be deemed to satisfy the requirements of Section 8.1, including the obligation to maintain [***]. Similarly, achieving a milestone by an Outside Date or an Extension Date shall not necessarily mean that Merck has otherwise met its diligence obligations under this Agreement.

8.3 Diligence Payment with regard to Diagnostic Product. Merck shall pay a fee of [***] payable [***] to Acumen commencing upon [***] of the Amendment Effective Date, and continuing until Merck, its Affiliate or sublicensee has [***]. The provisions of Sections 8.1 and 8.2 shall not apply to Diagnostic Products; provided, however, that upon [***], the provisions of Section 8.1 (but not Section 8.2) shall apply to such Diagnostic Product.

ARTICLE 9

INTELLECTUAL PROPERTY

9.1 Ownership; Disclosure.

9.1.1 Sole Ownership. Subject to the terms and conditions of this Agreement, Acumen shall retain all of its rights, title and interest in and to the Acumen Technology owned by Acumen as of the Effective Date, and shall solely own all right, title and interest in and to all Inventions, Patent Rights, and Know-How invented after the Effective Date solely by personnel of Acumen. Likewise, subject to the terms and conditions of this Agreement, Merck shall retain all of its rights, title and interest in and to the Merck Patent Rights and Know-How owned by Merck as of the Effective Date, and shall solely own all right, title and interest in and to all Inventions, Patent Rights, and Know-How invented after the Effective Date solely by personnel of Merck. The transfer of ownership of the applicable Inventions, Patent Rights, and Know-How to any Third Party for any purpose other than as expressly set forth in this Agreement shall be deemed an assignment of rights under this Agreement and shall be permissible only to the extent permissible pursuant to Section 15.3, and regardless of such assignment shall be subject to the rights granted to the other Party under this Agreement.

9.1.2 Joint Ownership. Merck and Acumen shall jointly own an equal undivided interest in all right, title and interest in and to all Joint Inventions. Except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any consent of the other Party to license or exploit, Joint Inventions (whether or not patented), by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.

9.1.3 For purposes of this Section 9.1, “invented” shall be interpreted and applied consistent with the concept of “inventorship” as defined under United States patent laws.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.2 Patent Prosecution and Maintenance.

9.2.1 Generally. As used herein, “Prosecution and Maintenance” shall mean the preparation, filing, prosecution and maintenance of Patent Rights, including but not limited to any interferences, re-examinations, reissues, oppositions and the like.

9.2.2 Patent Rights in the Therapeutic Field and Diagnostic Field.

(a) Effective as of the Amendment Effective Date, Merck shall have the sole and exclusive right to control and perform the Prosecution and Maintenance of the Acumen Patent Rights and Joint Patent Rights, at Merck’s expense, including through the use of outside counsel selected by Merck and reasonably acceptable to Acumen. In Merck’s execution of its rights with respect to the Acumen Patent Rights and Joint Patent Rights, Acumen shall retain the rights reserved for the non-filing party under Section 9.2.2(b). Acumen shall execute such documents and perform such acts at Acumen’s expense and in a timely manner as may be reasonably necessary to allow Merck to Prosecute and Maintain such Acumen Patent Rights and Joint Patent Rights. Merck shall have the exclusive right to control and perform Prosecution and Maintenance of Merck Patent Rights, with no obligation to Acumen regarding such Prosecution and Maintenance. Merck’s right to Prosecute and Maintain Acumen Patent Rights and Joint Patent Rights shall be irrevocable, unless the Agreement is terminated pursuant to Article 13, in which case Merck and Acumen shall cooperate to promptly execute such documents and perform such acts as may be reasonably necessary to allow Acumen to Prosecute and Maintain Acumen Patent Rights.

(b) In each case relating to Acumen Patent Rights or Joint Patent Rights, the filing Party will promptly provide to the other Party, as such other Party reasonably requests, copies of correspondence with the applicable patent offices pertaining to such Prosecution and Maintenance by the filing Party. Without limiting the foregoing, the filing Party will give the non-filing Party an opportunity to review correspondence and the text of new applications before filing, shall consult with the non-filing Party with respect thereto, reasonably considering feedback, and shall supply the non-filing Party with a copy of each application as filed, together with notice of its filing date and serial number. The filing Party shall promptly give notice to the non-filing Party when the filing Party becomes aware of the grant, lapse, revocation, surrender, invalidation, or abandonment of any Acumen Patent Right or Joint Patent Right for which such Party has Prosecution and Maintenance responsibility under this Section 9.2.2 above. Similarly, the filing Party shall promptly give notice to the non-filing Party when the filing Party intends to discontinue Prosecution and Maintenance of such an Acumen Patent Right or Joint Patent Right, and in such event the Parties will cooperate reasonably to transition Prosecution and Maintenance to the non-filing Party if requested, as described above. In the event Merck discontinues Prosecution and Maintenance of Acumen Patent Right(s) on a world-wide basis and such Prosecution and Maintenance thereafter is transitioned to Acumen, such Acumen Patent Right(s) shall no longer be included within the definition of Acumen Diagnostic Patent Rights or Acumen Patent Rights. Upon request by Acumen and at Acumen’s expense, Merck agrees to file, and transfer to Acumen the right for the Prosecution and Maintenance of, divisional patent applications covering claims within the Acumen Patent Rights to the extent that such claims are not Excluded Claims. “Excluded Claims” shall mean any and all claims that cover the composition of or process of making [***] or (until expiration of the Option Period for the Vaccine Option) [***] in any field, or use of such [***] in the Diagnostic Field or Therapeutic Field.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Notwithstanding the foregoing, if (i) Merck decides not to continue the Prosecution and Maintenance of any Excluded Claim contained in the Acumen Patent Rights or Joint Patent Rights, and (ii) such Excluded Claim relates to the research, development or commercialization of Small Molecule Products (or Vaccine Products, unless prior to such time Merck has exercised the Vaccine Option pursuant to Section 5.3.2), Merck shall promptly notify Acumen of such decision, and upon Acumen’s request, file, and transfer to Acumen the right for the Prosecution and Maintenance of, divisional patent applications covering such Excluded Claim.

(c) Without limiting Section 9.2.2(b), each Party shall, within [***] days of learning of such event, inform the other Party of any request for, or filing or declaration of, any interference, opposition, reissue, or reexamination relating to a Joint Patent Right or Acumen Patent Right. The Parties shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding. Merck shall control such proceedings for Acumen Patent Rights and Joint Patent Rights, provided that Acumen shall have the right to review and comment on any submission to be made in connection with such proceeding and Merck will reasonably consider such comments. In connection with any interference, opposition, reissue, or reexamination proceeding relating to any such Patent Right, the Parties will cooperate fully and will provide each other with information or assistance that either may reasonably request. Each Party shall keep the other Party informed of developments in any such action or proceeding.

(d) With respect to all costs of Prosecution and Maintenance hereunder, Merck shall be responsible for payment of all of its own costs and expenses related to such Prosecution and Maintenance and all out-of-pocket costs incurred by Merck and (upon prior written approval by Merck) all reasonable out of pocket expenses incurred by Acumen related to such Prosecution and Maintenance. Merck shall consult with Acumen as described in Section 9.2.2(b) and 9.2.2(e).

(e) Each Party agrees to cooperate fully with the other Party, to provide the filing Party with such information and assistance as it reasonably requests, and to facilitate its Prosecution and Maintenance in accordance with the foregoing, including, without limitation, executing and filing applications, registrations, powers of attorney, oaths and other appropriate documents, providing appropriate consents and/or authorizations, and joining in any administrative or judicial action relating to the prosecution or maintenance of any applications, for Patents Rights.

9.2.3 Diagnostic Patents Rights. Prosecution and Maintenance of the Patent Rights included in the Acumen Diagnostic IP (“Acumen Diagnostic Patents”), and the Patent Rights included in the Merck Diagnostic IP (“Merck Diagnostic Patents”), shall be controlled and performed in the same manner described in Section 9.2.2 above.

9.2.4 Cooperation. Each Party agrees to reasonably cooperate with the other Party in its performance of the activities under this Section 9.2 and in order to effect and perfect any assignment in accordance with the foregoing.

9.3 Enforcement.

9.3.1 Notice and Enforcement Rights. Each Party shall promptly notify the other if it becomes aware of any potential infringement of the Acumen Patent Rights or Joint Patent Rights by the manufacture, use, sale, or import of product by a Third Party in the Therapeutic Field or the Diagnostic Field in the Territory which is within the definition of a Product hereunder in the Therapeutic Field or the Diagnostic Field in the Territory (each, an “Infringement”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a) [***] shall have the initial right, but not the obligation, to take reasonable legal action to enforce the Acumen Patent Rights against any Infringement by a Third Party, or defend any Acumen Patent Right against a declaratory judgment action or any other claim of invalidity (including without limitation any and all defenses, petitions, appeals, protests, conflict proceedings, nullity actions, invalidation proceedings, patent revocations, inventorship challenges, ownership challenges, invalidity actions and the like), at its sole expense. If, within [***] months after receiving a request from [***] that [***] commence litigation in an effort to terminate a commercially significant Infringement, [***] fails or elects not to initiate such litigation to abate such Infringement, then [***] shall have the right, upon [***] written approval (not to be unreasonably withheld) and at [***] sole expense, to initiate such legal action. If, within a reasonable period of time after receiving notice of such declaratory judgment action, [***] elects not to take action to defend such action, then [***] shall have the right, upon [***] written approval (not to be unreasonably withheld) and at [***] sole expense, to defend such legal action. For clarity, [***] right to enforce Acumen Patent Rights under this Section 9.3 shall only apply to Infringements involving [***] or (until expiration of the Option Period under the Vaccine Option) [***] in the Therapeutic Field or Diagnostic Field. [***] shall retain the exclusive right to enforce the Acumen Patent Rights as to all other infringement, at [***] sole expense and [***].

(b) [***] shall have the initial right, but not the obligation, to take reasonable legal action to enforce the Joint Patent Rights against any Infringement by a Third Party, or defend any Joint Patent Right against a declaratory judgment action or any other claim of invalidity, at its sole expense. If, within [***] months after receiving a request from [***] that [***] commence litigation in an effort to terminate a commercially significant Infringement, [***] fails or elects not to initiate such litigation to abate such Infringement, then [***] shall have the right, upon [***] written approval (not to be unreasonably withheld) and at [***] sole expense, to initiate such legal action. [***] shall have the exclusive right to take or not take legal action to enforce Merck Patent Rights, with [***].

9.3.2 Cooperation; Costs and Recoveries.

(a) Cooperation. If a Party (the “Controlling Party”) brings an infringement action in the applicable forum with respect to an Infringement in accordance with Section 9.3.1 above, or defends against a declaratory judgment action with respect to an asserted Infringement, (each an “Infringement Action”), then the other Party (the “Cooperating Party”) shall cooperate as reasonably requested, at such Controlling Party’s expense, in the pursuit of such Infringement Action, including if necessary by joining as a nominal Party to the Infringement Action or taking such other actions as are necessary for standing or for the Controlling Party to otherwise maintain or pursue the Infringement Action; provided that the Controlling Party shall indemnify the Cooperating Party against any liability therefrom. The Controlling Party shall have the right to use counsel of its choice in such action, provided that the Cooperating Party shall have the right, even if not required to be joined, to participate in such Infringement Action with its own counsel at its own expense. The Controlling Party shall keep the Cooperating Party reasonably informed with respect to the progress or disposition of any Infringement Action hereunder, including reasonable consultation and approval regarding any settlements.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) Costs and Recoveries. The costs and expenses of the Infringement Action shall be the responsibility of the Controlling Party, and any damages or other monetary rewards or settlement payments received by the Controlling Party shall first be applied to reimburse the Controlling Party’s costs and expenses attributed to the Infringement Action, and the remainder shall be shared as follows: [***].

9.4 Patent Term Extension. The Parties shall cooperate in obtaining patent term extensions or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Acumen Patent Rights. If elections with respect to obtaining such patent term extensions are to be made, Merck shall have the right to make the election to seek patent term extension or supplemental protection.

9.5 Third Party Technology.

9.5.1 Existing Agreements. Notwithstanding anything to the contrary, the Parties acknowledge that all rights granted, and obligations incurred, by Acumen under this Agreement shall be subject to and limited by the terms and conditions of the Northwestern License and the USC License. Without limiting the foregoing or any other obligations, Merck shall cooperate reasonably with Acumen to provide the information otherwise required to be provided under this Agreement for the purpose of enabling Acumen to disclose in a timely manner, under the Northwestern License and the USC License, information regarding the development and commercialization activities by or under authority of Merck under this Agreement as reasonably necessary to meet Acumen’s reporting obligations under the Northwestern License or the USC License with respect to such activities. Additionally, each of the obligations that the Northwestern License or the USC License requires be made applicable to Merck, such as without limitation indemnity obligations and obligations to maintain insurance, are here by made applicable to Merck, and Merck shall comply with such obligations.

9.5.2 Additional Agreements. Acumen shall endeavor in good faith, during the Research Term and so long as meetings of the DAC (including Acumen’s representative) are held pursuant to Section 4.2.4, to cooperate with Merck in determining which, if either, Party should obtain an exclusive license for Third Party rights to any Patent Rights, or Know-How, directed to ADDL Antigens and/or ADDL Antibodies in the Therapeutic Field, but shall have no obligation to cooperate with Merck to the extent of obtaining a license for applications other than ADDL Antibodies, ADDL Antigens or Products, each in the Therapeutic Field. If the Party granting a license, sublicense or other right under this Agreement (the “Grantor”) licenses or acquires from a Third Party rights to any Patent Rights or Know-How after the Effective Date that is subject to royalty or other payment obligations to the Third Party (“Third Party Technology”), then the grant of such rights to the other Party hereunder (the “Grantee”) shall be subject to the Grantee agreeing in writing to pay the Grantor (i) any and all royalties payable to the Third Party with respect to such Third Party Technology that become payable by reason of Grantee’s exercise of such rights hereunder and (ii) that portion of any upfront license fees, milestone payments and other similar

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(non-royalty) amounts reasonably allocated to the rights granted to the Grantee hereunder (taking into consideration the benefits of such rights under such Third Party Technology to each Party). Upon request of the Grantee, the Grantor shall disclose to the Grantee a true, complete and correct written description of such payment obligations. In the event that the Parties are unable to agree upon an allocation under this Section 9.5.2, then the matter shall be settled in accordance with Section 14.2.

ARTICLE 10

CONFIDENTIALITY

10.1 Confidential Information. Except as otherwise expressly provided herein, the Parties agree that the receiving Party shall not, except as expressly provided in this Article 10, disclose to any Third Party or use for any purpose any information furnished to it by the other Party pursuant to this Agreement that is (i) of the type generally deemed to be proprietary within the pharmaceutical industry or (ii) that if disclosed in tangible form is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature or if disclosed orally is indicated to be confidential or proprietary by the Party disclosing such information at the time of initial disclosure and is confirmed in writing as confidential or proprietary by the disclosing Party within a reasonable time after such disclosure (collectively, “Confidential Information”), except to the extent that it can be established by the receiving Party by competent proof that such information:

10.1.1 was already known to the receiving Party at the time of disclosure;

10.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

10.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

10.1.4 was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

10.1.5 was disclosed to the receiving Party, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

10.2 Permitted Use and Disclosures. Each Party hereto may use or disclose Confidential Information disclosed to it by the other Party to the extent such use or disclosure is reasonably necessary (a) in the exercise of the rights granted to it hereunder, or (b) in prosecuting or defending litigation, enforcing this Agreement or the rights hereunder, complying with applicable laws, regulations (including securities laws and regulations) or court order or otherwise submitting information to tax or other governmental authorities, including any required financial disclosures as reasonably required by its independent auditors; or (c) as deemed necessary by Merck to be disclosed to its Affiliates and Sublicensees, agents, consultants, and/or other Third Parties for any and all purposes Merck and its Affiliates deem necessary or advisable for the research and development, manufacturing and/or marketing of Product(s) (or for such entities to determine their interest in performing such activities) in accordance with this Agreement; or (d) as deemed

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necessary by Acumen to be disclosed to potential licensees other than for Products in the Therapeutic Field and Diagnostic Field (provided that such disclosures by Acumen shall be limited to the relevant provisions of Article 5 hereof); in all cases on the condition that any Third Parties to whom Confidential Information is disclosed agree to be bound by the confidentiality and non-use obligations contained this Agreement and provided the term of confidentiality for such Third Parties shall be no less than [***] years; and provided further that if a Party is required by law to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other Party of such disclosure and, save to the extent inappropriate in the case of patent applications or the like, will use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

10.3 Nondisclosure of Terms.

10.3.1 Each of the Parties hereto agrees not to disclose the [***] of this Agreement to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld or delayed, except as permitted pursuant to Section 10.2, and [***] that such [***] of this Agreement may be disclosed to [***], and (with the consent of Merck not to be unreasonably withheld) others on a need to know basis, or in connection with a merger, acquisition of stock or assets, proposed merger or acquisition, as a part of such entities’ due diligence investigations, or the like, provided that such entities to whom confidential information is disclosed agree in writing to abide by confidentiality and non-use provisions substantially equivalent to those contained in this Article 10 (other than Section 10.4 below) and provided the term of confidentiality for such Third Parties shall be no less than [***] years; and such [***] of this Agreement may additionally be disclosed as reasonably advised by a Party’s legal advisors or accountants to comply with any law, regulation or order, or any requirement of a government body.

10.3.2 Notwithstanding the foregoing, Acumen or Merck may issue for public disclosure the press release attached hereto as Exhibit 10.3; thereafter, Acumen and Merck may each disclose to Third Parties the information contained in such press release without the need for further approval by the other. The Parties will consider in good faith any request by the other Party for a public disclosure not otherwise permitted pursuant to this Section 10.3, but shall not be obligated to consent to such public disclosure. In the event of any termination of this Agreement under Article 13, the Parties shall agree on an announcement of such termination provided that the Parties shall use reasonable efforts to fashion such announcement so as to minimize any negative impact on either Party as a result of such announcement.

10.4 Publication. Any manuscript by Acumen or Merck describing scientific results pertaining to studies of any Product to be published or publicly disclosed, shall be subject to the prior review of the other Party at least [***] days prior to submission. If such scientific results contain the information of the other Party that is subject to use and nondisclosure restrictions under this Article 10, the publishing Party agrees to remove such information from the proposed publication or disclosure. Further, if the non-publishing Party believes the publication of such results would be unfairly damaging to the Product or such Party, and has a reasonable basis for not publishing such results, then upon request within such [***] day period the results shall not be so published until the matter is resolved. If the matter cannot be resolved between the Parties by mutual agreement, it shall be resolved in accordance with Article 14 below.

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10.5 Residuals. Notwithstanding anything to the contrary in this Article 10, the Parties agree that [***] shall not be considered a breach of this Agreement. This Section 10.5 shall not be deemed to extend to any Patent Rights in such concepts.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES

11.1 Warranty. Each Party represents and warrants on its own behalf and on behalf of its Affiliates that as of the Effective Date and again as of the Amendment Effective Date: (i) it has the legal power and authority to enter into this Agreement and to perform all of its obligations hereunder; (ii) it has and will have the right and authority to grant the rights and licenses granted by it hereunder; (iii) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (iv) it has not previously granted, and during the Term of this Agreement will not knowingly make any commitment or grant, any rights which are in conflict in any material way with the rights and licenses granted herein; and (v) as of the Effective Date it is not controlled by any other entity.

11.2 Additional Warranty of Acumen.

In addition, Acumen represents and warrants that, to the best of its knowledge as of the Effective Date and again as of the Amendment Effective Date, (i) Acumen is the only party authorized to grant licenses under the Acumen Technology and Acumen Diagnostic IP except as otherwise provided in this Agreement; (ii) prosecution of the Acumen Patent Rights by Acumen has been in good faith; (iii) Acumen Technology and Acumen Diagnostic IP is not subject to any lien or encumbrance; (iv) there have been no claims, judgments, or settlements against or owed by Acumen and there are no pending or threatened claims or litigation relating to the Acumen Technology or Acumen Diagnostic IP; (v) to the best of Acumen’s knowledge as of the Effective Date, Acumen’s contemplated activities pursuant to the Research Plan do not infringe valid patents issued to Third Parties; and (vi) the Northwestern License and the USC License have not been breached by Acumen and are to the best of Acumen’s knowledge as of the Effective Date are in force and effect. Acumen shall notify Merck in writing immediately upon receiving any notice (i) from Northwestern University regarding any allegation of a breach of the Northwestern License, or (ii) from the University of Southern California regarding any allegation of a breach of the USC License.

11.3 Disclaimer. MERCK AND ACUMEN SPECIFICALLY DISCLAIM ANY GUARANTEE THAT THE RESEARCH PROGRAM WILL BE SUCCESSFUL, IN WHOLE OR IN PART. THE PARTIES ACKNOWLEDGE THAT THERE IS NO GUARANTEE THAT THEY WILL BE ABLE TO DEVELOP SUCCESSFULLY PRE-CLINICAL CANDIDATES, ADDL ANTIBODIES, ADDL ANTIGENS OR PRODUCTS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ACUMEN AND MERCK MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ACUMEN TECHNOLOGY, LICENSED INGREDIENTS, PRODUCTS OR INFORMATION DISCLOSED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY ACUMEN TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

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ARTICLE 12

INDEMNIFICATION

12.1 Merck. Merck agrees to indemnify, defend and hold Acumen and its respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Acumen Indemnitees”) harmless from and against any and all losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to (i) any Products or Diagnostic Products developed, manufactured, used, sold or otherwise distributed by or on behalf of Merck, its Affiliates or Sublicensees or other designees or sublicensees (including, without limitation, product liability and patent infringement claims other than claims concerning Diagnostic Products sold by Acumen or its Affiliates or Sublicensees), or (ii) any breach by Merck of the representations and warranties made in this Agreement, except, in each case, to the extent such Liabilities result from a material breach of this Agreement, negligence or intentional misconduct by Acumen.

12.2 Acumen. Acumen agrees to indemnify, defend and hold Merck and its respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Merck Indemnitees”) harmless from and against any Liabilities arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to (i) any Diagnostic Products developed, manufactured, used, sold or otherwise distributed by or on behalf of Acumen, its Affiliates or Sublicensees or other designees or sublicensees (including, without limitation, product liability and patent infringement claims related thereto other than claims relating to Diagnostic Products sold by Merck or its Affiliates or sublicensees); or (ii) any breach by Acumen of its representations and warranties made in this Agreement, except, in each case, to the extent such Liabilities result from a material breach of this Agreement, negligence or intentional misconduct by Merck.

12.3 Procedure. In the event that any Indemnitee (either a Merck Indemnitee or a Acumen Indemnitee) intends to claim indemnification under this Article 12 it shall promptly notify the other Party in writing of such alleged Liability. The indemnifying Party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The affected Indemnitee shall cooperate with the indemnifying Party and its legal representatives in the investigation of any action, claim or liability covered by this Article 12. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the indemnifying Party, which such Party shall not be required to give.

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ARTICLE 13

TERM AND TERMINATION

13.1 Term. The term of this Agreement shall commence on the Effective Date, and shall continue in full force and effect on a country-by-country and Product-by-Product basis until Merck has no remaining royalty payment obligations in such country with respect to such Products, unless terminated earlier as provided in this Article 13 (the “Term”).

13.2 Termination for Breach. Either Party to this Agreement may terminate this Agreement in the event the other Party hereto shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for [***] days after written notice thereof was provided to the breaching Party by the non-breaching Party. Any termination shall become effective at the end of such [***] day period unless the breaching Party has cured any such breach or default prior to the expiration of the [***] day period. Notwithstanding the foregoing, (i) in the event of a failure to pay any amount due hereunder, such default may be the basis of termination [***] days following the date that notice of such default was provided to the breaching Party if such default is not cured within such [***] day period; and (ii) in the event of a dispute between the Parties as to whether a breach has occurred, [***]

13.3 Permissive Termination by Merck. At any time after [***] months after the Effective Date, Merck shall have the right to terminate this Agreement, without cause, upon [***] days prior written notice.

13.4 Termination For Bankruptcy. Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within [***] days after filing, (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors, or (iv) substantially all of the assets of such other Party are seized or attached and not released within [***] days thereafter.

13.5 Effect of Expiration or Termination.

13.5.1 Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

13.5.2 Survival.

(a) In the event of expiration or termination of this Agreement for any reason, other than termination under [***], the following shall survive: [***].

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Any responsibility of Merck [***] shall survive. The Research Program shall terminate upon any termination or expiration of this Agreement. In addition, terms and conditions shall survive as further described in this Section 13.5 below. Except as otherwise expressly provided in this Article 13, the licenses, terms and conditions of this Agreement shall terminate.

(b) Notwithstanding anything to the contrary, in the event of termination of this Agreement under [***] but other than this Section 13.5.2(b) shall be considered [***] in the same manner as if this Agreement had [***] by the Parties hereto. For clarity, but without limitation, other than this Section 13.5.2(b), [***].

13.5.3 Effects of Expiration. Following expiration of the term of this Agreement with respect to a Product in a country pursuant to Section 13.1, Merck’s license under Section 5.1.1, and if Merck exercised the Vaccine Option 5.1.2, shall become perpetual and fully-paid with respect to such Product in such country. In the event of expiration of the Term [***], Merck’s licenses under Section 5.1.1 and 5.1.2 (if Merck exercised the Vaccine Option) shall become perpetual and fully-paid with respect to all Products. In addition, the provisions of Sections 5.4 and 5.6 shall survive.

13.5.4 Effects of Certain Terminations.

(a) Termination by Acumen for Cause or Merck’s Bankruptcy. In the event of termination of this Agreement (i) by Acumen pursuant to Section 13.2 for Merck’s material breach or default; or (ii) by Acumen pursuant to Section 13.4; then the terms and conditions in this Section 13.5.4(a) shall apply.

(1) Termination of Licenses and Option. [***].

(2) Retained Products.

(A) If the Agreement is terminated as a result of Merck’s material breach, and on the date that Acumen provides Merck with written notice of a material breach, Merck is conducting clinical development or commercial sales of an Antibody Product, Diagnostic Product or Vaccine Product (an “Existing Product”) and Merck can reasonably demonstrate that its material breach does not substantially diminish the value of Acumen’s rights or interests under this Agreement with respect to Existing Product that are not the subject of the material breach, then (1) solely with respect to such Existing Products not the subject of the breach (“Retained Products”), (x) Merck shall retain the rights and obligations to continue the development and commercialization of such Retained Product, in accordance with the terms and conditions of this Agreement (including the payment of any milestones and royalties and Articles 4

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and 8) in effect prior to termination; and (y) Acumen shall not be entitled to develop or commercialize such Retained Product, and the provisions of Section 13.5.4(a)(1) shall not apply to such Retained Product; and [***]. For clarity, but without limitation, it is understood that, subject to any tolling of the cure period pursuant to Section 13.2, [***].

(B) If Merck has [***] for any Retained Product in any country in the Territory, before Acumen provides written notice of a material breach and such breach does not relate to Merck’s development or commercialization of such Retained Product in such country, then Merck shall retain its rights to develop and commercialize such Retained Product in such country in accordance with the terms and conditions of this Agreement (including the payment of any milestones and royalties and Articles 4 and 8) in effect prior to termination.

(3) Use of Joint Inventions and of Products Other than Retained Products.

(A) [***]

(B) [***]

(C) [***].

(4) Other Rights and Obligations.

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(A) Upon termination pursuant to this Section 13.5.4(a), [***] (“Reverted Products”), in each case to [***]

(B) [***]

(C) If termination occurs after submission of an MAA for a Product, the Parties shall negotiate in good faith the terms upon which Merck [***]

(D) [***]

(E) [***]

(F) [***]

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(G) Confidential Information. Merck, and its Affiliates and Sublicensees shall, within [***] days after termination, return or cause to be returned to Acumen all Acumen Confidential Information in tangible form, and all substances, compositions, and other material in any medium, delivered or provided by Acumen; as well as all copies thereof.

(H) Survival. Notwithstanding Section 13.5.2 or any other terms of this Agreement, after any termination of the type described in Section 13.5.4(a) above, (i) [***] shall additionally survive; (ii) [***] shall additionally survive, (iii) [***]; (v) the remainder of recoveries, after reimbursement of costs and expenses, shall be allocated [***] to Acumen and [***] to Merck under Section 9.3.2(b); (vi) Acumen’s right under [***] to licensees for Product in the Therapeutic Field and Diagnostic Field; and (vii) [***].

(5) Safety Concerns. Notwithstanding anything in this Section 13.5.4(a), under no circumstances will Acumen be permitted in any country to further develop in humans, or market for human consumption, a particular ADDL Antibody, a particular ADDL Antigen or a particular Product that has been discontinued by Merck if Merck reasonably believes such Product is not safe for use in the Treatment of humans, and the provisions of Sections 13.5.4(a)(3) and (4) shall not apply to such ADDL Antibody, ADDL Antigen, or Product.

(6) Vaccine Products. If the Vaccine Option was exercised, then the effects of termination with respect to Vaccine Products shall be the same as set forth with respect to Antibody Products in Section 13.5.4(a)(2) and (5), [***] and the rights described in Section 13.5.4(a)(3) and (4) shall be deemed to extend to Vaccine Products [***].

(7) Diagnostic Products. The effects of termination with respect to Diagnostic Products shall be the same as set forth with respect to Antibody Products in Section 13.5.4(a)(2) and (5), [***] and the rights described in Section 13.5.4(a)(3) and (4) shall be deemed to extend to Diagnostic Products [***].

(b) Termination by Merck Pursuant to Section 13.3. In the event of termination of this Agreement by Merck pursuant to [***] the terms and conditions in Section 13.5.4(a) shall apply (including without limitation Section 13.5.4(a)(4)(A)), provided, however, that the provisions of Section 13.5.4(a)(2) relating to Retained Products shall not apply, and in addition, the provisions of Section 13.5.4(b)(1) and (2) below shall apply. In the event of termination of this Agreement by [***], then the provisions of Section 13.5.4(a)(2)-(6) shall not apply, and the provisions of Section 13.5.4(b)(1), (2) and (3) shall apply.

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(1) [***]

(2) Royalties. In consideration of the rights and licenses in this Section 13.5.4(b), Acumen shall pay to Merck a royalty on the Net Sales from sales of the Reverted Products by Acumen, or its Affiliate or Sublicensee, at a rate determined by the following schedule based upon the development that must be completed or reinitiated by Acumen in order to further develop and commercialize the Reverted Product (determined on a Product by Product basis) except that the royalty applicable to Diagnostic Products shall be as set forth in Section 13.5.4(b)(5):

Reversion Stage	Maximum Royalty
[***]	[***]
[***]	[***]
[***]	[***]

Acumen shall have the right to offset against the royalties payable under this Section 13.5.4(b)(2) [***] of the royalties that Acumen pays to third parties for the making, use, sale, offer for sale, or import of the Reverted Products; provided that such royalties shall not be reduced by more than [***]. For purposes of the royalties payable under this Section 13.5.4(b)(2), Sections 6.7.7, 6.7.9, 6.8, and 6.9 shall apply for the benefit of Acumen in the same manner as the applied for the benefit of Merck. Royalties under this Section 13.5.4(b)(2) shall apply only for so long as the Reverted Product would infringe a Valid Patent Claim in the country of sale. It is understood that for purposes of determining the applicable royalty, the “Reversion Stage” shall be based on the earlier of [***].

(3) Termination of Development and Commercialization of Product. If the termination is by Merck under Section 13.3, then Merck and its Affiliates, and Sublicensees (including distributors) shall discontinue all development and sales of Antibody Product immediately upon termination, shall not thereafter develop or sell Antibody Products, and shall additionally discontinue at such time making any representation with respect to any and all Antibody

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Products that they are a licensee of or distributor for Acumen or are authorized to market or sell Antibody Products; and development and commercialization after providing notice of termination under Section 13.3 shall be limited to transitioning Antibody Products to Acumen or its designee in accordance with this Section 13.5.4(a) above.

(4) Vaccine Products. If the termination is by Merck under Section 13.3, then the effects of termination with respect to Vaccine Products shall be the same as set forth with respect to Antibody Products in Section 13.5.4(b), including (1), (2), and (3).

(5) Diagnostic Products. If the termination is by Merck under Section 13.3, then the effects of termination with respect to Diagnostic Products shall be the same as set forth with respect to Antibody Products in Section 13.5.4(b), including (1), (2) and (3), provided that the maximum royalty shall not exceeded [***] the royalties in Section 6.7.1(b).

(c) Termination by Merck for Cause or Acumen’s Bankruptcy. In the event of termination of this Agreement by Merck pursuant to Section 13.2 for Acumen’s material breach or default or pursuant to Section 13.4 for Acumen’s bankruptcy; then the terms and conditions in this Section 13.5.4(c) shall apply.

(1) Licenses. [***] provided, however, such licenses and the Vaccine Option shall continue to be subject to Merck’s payment obligations pursuant to Section 6.3 (license fee) Sections 5.3 (payments related to Vaccine Option), 6.4 and 6.5 (milestone payment) and 6.7 (royalties).

(2) [***]

(3) Survival. In addition to the survival set forth in Section 13.5.2, the following provisions shall survive: [***]. [***]. With respect to damages caused by Acumen’s breach which have been awarded to Merck by an arbitrator under Section 14.1, Merck shall be entitled to offset such damages against the amounts payable by Merck to Acumen under this Agreement.

(4) Use of Joint Inventions, ADDL Antibodies and ADDL Antigens.

(A) [***]

(B) [***]

(C) [***]

(5) Other Rights and Obligations. In addition to the other provisions set forth in Section 13.5.4(c):

(A) Acumen will disclose to Merck all Acumen Know-How in Acumen’s possession that Acumen can rightfully disclose without violating any existing rights of any Third Party, generated by Acumen in the course of performing the Research Program, and that was not previously disclosed to Merck;

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(B) Acumen will cooperate with reasonable requests by Merck, and use reasonable efforts, to achieve a smooth transition of any and all Research Program-related responsibilities to Merck.

(C) Confidential Information. Acumen shall, within [***] days after termination, return or cause to be returned to Merck all Merck Confidential Information in tangible form, and all substances, compositions, and other material in any medium, delivered or provided by Merck; as well as all copies thereof.

ARTICLE 14

DISPUTE RESOLUTION

14.1 General.

14.1.1 The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim as to the interpretation, effect, breach, termination of, or performance under, this Agreement, including, if necessary, a meeting between the Chief Executive Officer of Acumen and [***]. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim shall be finally resolved by binding arbitration in accordance with the Comprehensive Arbitration Rules and Procedures of the Judicial Arbitration and Mediation Services (“JAMS”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

14.1.2 The arbitration shall be conducted by a panel of three persons experienced in the bio-pharmaceutical business: within [***] days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within [***] days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by JAMS. The place of arbitration shall be [***] and all proceedings and communications shall be in English.

14.1.3 Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ and any administrative fees of arbitration.

14.1.4 Except to the extent necessary to confirm an award or as may be required by law, and subject to the exceptions for disclosure of Confidential Information under Sections 10.1, 10.2 and 10.3, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable Illinois statute of limitations.

14.1.5 The parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

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14.1.6 As used in this Section 14.1, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns [***]

14.2 Expedited Arbitration of Certain Disputes. In the event that the Parties are unable to reach agreement regarding: [***], and the Parties have not resolved such dispute through good faith negotiations, such dispute will be resolved by binding arbitration in the manner described in Section 14.1 above, except modified as follows. Notwithstanding Section 14.1 or the rules described in Section 14.1 above, the following provisions shall apply:

14.2.1 [***]

14.2.2 [***]

14.3 Injunctive Relief. Nothing in this Article 14 shall be construed to prohibit either Party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction at any time, to the extent not prohibited by this Agreement. For avoidance of doubt, any such equitable remedies provided under this Article 14 shall be cumulative and not exclusive and are in addition to any other remedies, which either Party may have under this Agreement or applicable law.

ARTICLE 15

MISCELLANEOUS

15.1 Governing Laws. This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of [***] and the patent laws of the United States, without reference to conflicts of laws principles. The UN Convention on the International Sale of Goods or any another similar conventions or treaties shall not apply to this Agreement or activities in connection with this Agreement.

15.2 Waiver. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

15.3 Assignment. This Agreement shall not be assignable by either Party, including through a Change of Control, without the prior written consent of the other Party hereto, except as set forth in this Section 15.3, and any attempted assignment in violation of this Section 15.3 shall be void.

15.3.1 [***]

15.3.2 [***]

15.3.3 [***]

15.3.4 Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement.

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15.4 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

15.5 Compliance with Laws. In exercising their rights and performing their obligations under this Agreement, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of such rights or performance of such obligations including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.

15.6 Patent Marking. Merck agrees to mark, and to ensure that its Affiliates and Sublicensees mark, all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture, use, import or sale thereof.

15.7 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered, by registered or certified mail, return receipt requested, postage prepaid, or by a recognized overnight courier, or by facsimile with written confirmation by one of the other methods set forth above, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party hereto and shall be deemed to have been given upon receipt:

Acumen:	Acumen Pharmaceuticals, Inc.
385 Oyster Point Blvd., Suite 9A
South San Francisco, CA 94080
Attn: Chief Executive Officer
Fax: (415) 777-4363

With a copy to:	Cooley Godward, LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attn: Robert L. Jones, Esq.
Fax: (650) 849-7400

Merck:	[***]
[***]

With a copy to:	[***]
[***]

15.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the Parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the Parties and their commercial

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bargain. If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to the asserting Party, unless such assertion is eliminated and cured within such sixty (60) day period. If Merck has sought to so avoid a provision of this Agreement, such termination shall be deemed a termination by Acumen for breach by Merck under Section 13.2 above, and if Acumen has sought such an avoidance, such termination shall be deemed a termination by Merck for breach by Acumen under Section 13.2 above, in each case not subject to mediation as described therein or in Section 14.3.

15.9 Advice of Counsel. Acumen and Merck have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

15.10 Performance Warranty. Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and Sublicensees.

15.11 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

15.12 Complete Agreement. This Agreement with its Exhibits, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior and contemporaneous agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect. Any confidential disclosures made prior to the Effective Date pursuant to a non-disclosure agreement shall be deemed to be Confidential Information disclosed pursuant to the confidentiality and non-use provisions of this Agreement. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Acumen and Merck.

15.13 Headings. The captions to the several Sections hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

15.15 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each Party as a licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as

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defined under section 101(35A) of the Bankruptcy Code. The Parties agree that each licensee of such rights under this Agreement, shall retain and may fully exercise all rights and elections it would have in the case of a licensor bankruptcy under the Bankruptcy Code. Each Party agrees during the term of this Agreement to create or maintain current copies, or if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property licensed to the other Party.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Effective Date.

MERCK & CO., INC.	ACUMEN PHARMACEUTICALS, INC.

By:	By:

Name:	Name:

Title:	Title:

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Exhibit 1.3

ACUMEN PATENT RIGHTS

Patent Application No. Patent No.	Filing Date	Country	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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Exhibit 1.7

[***]

[***]

[***]

[***]

[***]

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Exhibit 1.40

NORTHWESTERN LICENSE

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Exhibit 1.57

USC LICENSE

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EXHIBIT 3.2

RESEARCH PLAN OUTLINE

[***]

[***]

1)	[***]
2)	[***]
3)	[***]
4)	[***]
5)	[***]
6)	[***]
7)	[***]
8)	[***]

[***]

1)	[***]
2)	[***]
3)	[***]
4)	[***]
5)	[***]

[***]

[***]

1)	[***]
2)	[***]

[***]

1)	[***]
2)	[***]
3)	[***]
4)	[***]
5)	[***]

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EXHIBIT 3.3

MERCK RESEARCH DATA PACKAGE

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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Exhibit 10.3

PRESS RELEASE

Acumen and Merck enter into Alzheimer’s Collaboration

Acumen Pharmaceuticals announced today it has entered into a research collaboration and license agreement with Merck & Co., Inc. (NYSE: MRK) to research and develop disease-modifying therapeutic drugs for Alzheimer’s disease and other memory related disorders. Merck has acquired the worldwide exclusive rights to Acumen’s ADDL technology for monoclonal antibodies and vaccines.

Under the terms of the agreement, Acumen will receive an upfront payment and annual research funding, and will be eligible to receive $48 million in research, development and approval milestones for the first antibody product that is commercialized. Acumen will also be eligible to receive equivalent milestone payments for the research, development and approval of vaccine products. Merck will fund research and development and will have exclusive responsibility for commercializing collaboration products. Merck will pay to Acumen royalties on the sale of products from the collaboration and milestones payments for the attainment of certain sales levels.

ADDLs (amyloid-derived diffusible ligands) are soluble oligomeric assemblies of amyloid beta 1-42 protein. They are increasingly implicated as the molecular structures that cause Alzheimer’s disease and trigger early memory-related disorders. ADDLs are a validated target, and antibodies targeting ADDLs have prevented and even reversed memory deficits in animal models. Acumen’s founders at Northwestern University and the University of Southern California discovered ADDLs, and they have worked for the past seven years to elucidate the ADDL mechanism and the direct involvement of ADDLs in Alzheimer’s disease.

“This is a significant day in the battle against Alzheimer’s,” said David Summa, President & CEO of Acumen. “It marks the shift from research on ADDLs and how they operate in Alzheimer’s disease, to the development of effective therapeutic and preventative drugs. This collaboration will target the development and commercialization of drugs that stop and prevent Alzheimer’s disease, and even reverse lost memory function, extending far beyond today’s drugs that only provide modest symptomatic relief,” he added.

“Acumen is extraordinarily pleased to partner with the scientific team at Merck. They are the hallmark of scientific excellence in pharmaceutical R & D, and we have come to know Merck as a highly professional organization. They respect their partners and they know how to create a win for patients, a win for their shareholders and a win for their partners,” said Dr. Grant Krafft, Chairman and Chief Science Officer of Acumen, and company co-founder.

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“Merck recognizes Acumen’s leadership in the field of ADDL research, and we are pleased to enter into this collaboration to discover and develop breakthrough medicines for what is a significant unmet medical need, said Mervyn Turner, Ph.D., Senior Vice President Worldwide Licensing and External Research for Merck.”

About Acumen

Acumen Pharmaceuticals Inc. www.acumenpharm.com is a privately held, pre-clinical biotech company with operations in San Francisco and Chicago. The company is focused on developing the first effective therapeutics and diagnostics for Alzheimer’s disease and other memory-related disorders. Founded in 1996, Acumen owns or has licensed the critical patents underlying the ADDL mechanism now widely believed to cause Alzheimer’s disease. In addition to an ELISA-based diagnostic, Acumen has several therapeutic approaches to stop ADDL-related diseases.

Acumen Contact:

David W. Summa

Chief Executive Officer

Tel: 415-281-1392

info@acumenpharm.com